                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]  Preliminary proxy statement.
[ ]  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material under Rule 14a-11(c) or Rule 14a-12.

                           Jupiter Media Metrix, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies.

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[JupiterMediaMetrixLogo]

TO THE STOCKHOLDERS OF JUPITER MEDIA METRIX, INC.:

     You are cordially invited to attend a special meeting of stockholders of
Jupiter Media Metrix, Inc., to be held on July   , 2002, at 9:00 a.m., local
time, at Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019.

     At the special meeting you will be asked to:

          1. Approve the sale by us to INT Media Group, Inc. of substantially all of the assets of our Jupiter research and events businesses, including our customer contracts and intellectual property, as well as the assignment of certain related liabilities pursuant to an Asset Purchase Agreement dated June 20, 2002, among us, our wholly owned subsidiary, Jupiter Communications, Inc., and INT Media Group, Inc., in the form of Exhibit A attached to the accompanying proxy statement.

          2. Approve and adopt our Plan of Liquidation and Dissolution, or the "Plan", in the form of Exhibit B attached to the accompanying proxy statement.

          3. Approve and adopt an amendment to our Amended and Restated Certificate of Incorporation, in the form of Exhibit C attached to the accompanying proxy statement.

          4. Transact such other business as may properly come before the special meeting or any adjournment thereof.

     If you do not plan to attend the special meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the special meeting and wish to change your proxy vote, you may do so automatically by voting in person at the special meeting.

     AFTER CAREFUL CONSIDERATION, OUR BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSALS 1, 2 AND 3 ARE ADVISABLE, FAIR TO US AND OUR STOCKHOLDERS AND IN OUR BEST INTERESTS, AND HAS APPROVED AND ADOPTED THE ASSET SALE AND ASSET PURCHASE AGREEMENT, THE PLAN AND THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2 AND 3 AT THE SPECIAL MEETING.

     The attached notice of special meeting and proxy statement explain the proposed asset sale, Plan and amendments to our amended and restated certificate of incorporation and provide specific information concerning the special meeting. Please read these materials carefully.

     IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE DISCUSSION IN THE SECTION ENTITLED "RISK FACTORS" BEGINNING ON PAGE 12 OF THE PROXY STATEMENT.

     Jupiter Media Metrix is a Delaware corporation. Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve and adopt the asset sale and asset purchase agreement, the Plan and the amendment to our amended and restated certificate of incorporation.

     Your vote is very important regardless of the number of shares you own. To vote your shares, you may use the enclosed proxy card or attend the special meeting in person. Whether or not you plan to attend the special meeting, please complete, sign and promptly return the enclosed proxy card to assure that your shares will be voted at the special meeting. Failure to return a properly executed proxy card or vote at the special meeting will have the same effect as a vote against the approval and adoption of the asset sale and asset purchase agreement, the Plan and the amendment to our amended and restated certificate of incorporation.

                                          Sincerely,

                                          Robert Becker
                                          Chief Executive Officer

     This proxy statement is dated        , 2002, and is first being mailed to
Jupiter Media Metrix stockholders on or about        , 2002.

                           JUPITER MEDIA METRIX, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY   , 2002

TO THE STOCKHOLDERS OF JUPITER MEDIA METRIX, INC.:

     A special meeting of stockholders of Jupiter Media Metrix, Inc. will be
held on July   , 2002, at 9:00 a.m., local time, at Brobeck, Phleger & Harrison
LLP, 1633 Broadway, 47th Floor, New York, New York 10019.

     At the special meeting you will be asked to:

          1. Approve the sale by us to INT Media Group, Inc. of substantially all of the assets of our Jupiter research and events businesses, including our customer contracts and intellectual property, as well as the assignment of certain related liabilities pursuant to an Asset Purchase Agreement dated June 20, 2002, among us, our wholly owned subsidiary, Jupiter Communications, Inc., and INT Media Group, Inc., in the form of Exhibit A.

          2. Approve and adopt our Plan of Liquidation and Dissolution, or the "Plan", in the form of Exhibit B.

          3. Approve and adopt an amendment to our Amended and Restated Certificate of Incorporation, in the form of Exhibit C.

          4. Transact such other business as may properly come before the special meeting or any adjournment thereof.

     AFTER CAREFUL CONSIDERATION, OUR BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSALS 1, 2 AND 3 ARE ADVISABLE, FAIR TO US AND OUR STOCKHOLDERS AND IN OUR BEST INTERESTS, AND HAS APPROVED AND ADOPTED THE ASSET SALE AND ASSET PURCHASE AGREEMENT, THE PLAN AND THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AND RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2 AND 3 AT THE SPECIAL MEETING.

     The record date for the special meeting is July   , 2002. If you were a
registered Jupiter Media Metrix stockholder at the close of business on the record date, you are entitled to vote at the special meeting. For 10 days prior to the special meeting, a complete list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder for any purpose germane to the special meeting during ordinary business hours at Jupiter Media Metrix' principal executive offices.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SUBMIT YOUR PROXY AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. TO VOTE YOUR SHARES, YOU MAY COMPLETE AND RETURN THE ENCLOSED PROXY CARD. IF YOU ARE A HOLDER OF RECORD, YOU MAY ALSO CAST YOUR VOTE IN PERSON AT THE SPECIAL MEETING. IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT VOTE OR DO NOT INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE, IT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE APPROVAL AND ADOPTION OF THE ASSET SALE AND ASSET PURCHASE AGREEMENT, THE PLAN AND THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                                          By Order of the Board of Directors
                                            of Jupiter Media Metrix, Inc.

                                          Robert Becker
                                          Chief Executive Officer

New York, New York
July   , 2002

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
THE ASSET SALE AND ASSET PURCHASE AGREEMENT.................    1
     Purchaser..............................................    1
     Assets to be Sold......................................    1
     Retention of Assets and Liabilities....................    1
     Purchase Price.........................................    1
     Reasons for the Asset Sale.............................    1
     Conduct of Business after the Asset Sale...............    1
     Closing Conditions.....................................    2
     The Closing............................................    2
     Termination............................................    2
     Right of First Refusal.................................    2
     Termination Fee........................................    2
     Accounting Treatment of the Asset Sale.................    3
     Interests of Certain Persons in the Asset Sale.........    3
     Management Agreement...................................    3
     Material U.S. Federal Income Tax Consequences..........    3
THE PLAN OF LIQUIDATION AND DISSOLUTION.....................    4
     Principal Provisions of the Plan.......................    4
     Abandonment; Amendment.................................    4
     Liquidating Distributions; Nature; Amount; Timing......    4
     Conduct of the Company Following Adoption of the
      Plan..................................................    4
     Satisfaction of Liabilities; Contingency Reserve.......    4
     Liquidating Trusts.....................................    5
     Final Record Date......................................    5
     Listing of our Common Stock............................    5
     Appraisal Rights.......................................    5
     Material U.S. Federal Income Tax Consequences..........    5
THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
  INCORPORATION.............................................    6
     Description of the Amendment...........................    6
     Reasons for the Amendment..............................    6
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND PROXY
  STATEMENT.................................................    7
     Questions about this proxy statement...................    7
     Questions about the asset sale.........................    7
     Questions about the dissolution........................    7
     Questions about the charter amendment..................    8
     Other questions you may have...........................    8
THE SPECIAL MEETING.........................................   10
     General................................................   10
     Time, Date and Place...................................   10
     Record Date; Quorum; Required Vote; Shares Outstanding
      and Entitled to Vote..................................   10
     Purpose of Meeting.....................................   10

                                                              PAGE
                                                              ----
     Board Recommendation...................................   10
     Voting of Proxies......................................   11
     How to Revoke Your Proxy...............................   11
     Costs of Solicitation of Proxies.......................   11
RISK FACTORS................................................   12
     Risks Related to the Asset Sale........................   12
     Risks Related to the Plan of Liquidation and
      Dissolution...........................................   12
     Risks Related to our Business..........................   13
PROPOSAL 1: THE ASSET SALE AND ASSET PURCHASE AGREEMENT.....   17
     Background of the Asset Sale...........................   17
     Reasons for the Asset Sale; Recommendation of Our Board
      of Directors..........................................   18
     Interests of Our Directors and Executive Officers in
      the Asset Sale........................................   19
     THE ASSET PURCHASE AGREEMENT...........................   19
     Purchase Price.........................................   19
     Payment of the Purchase Price..........................   19
     Assets Purchased by, and Liabilities Assumed by, INT
      Media Group...........................................   20
     Assets Not Purchased by, and Liabilities Not Assumed
      by, INT Media Group...................................   20
     The Closing of the Asset Sale..........................   20
     Representations and Warranties.........................   21
     Indemnification........................................   21
     Conditions to Closing the Asset Sale...................   22
     Termination of the Asset Purchase Agreement............   22
     Right of First Refusal.................................   23
     Termination Fee........................................   23
     Covenants..............................................   23
     Fees and Expenses......................................   23
     Use of Proceeds........................................   24
     Accounting Treatment of the Asset Sale.................   24
     Management Agreement...................................   24
     Ongoing Operations of Jupiter Media Metrix.............   24
PROPOSAL 2: THE PLAN OF LIQUIDATION AND DISSOLUTION.........   25
     General................................................   25
     Background and Reasons for the Plan....................   25
     Principal Provisions of the Plan.......................   25
     Abandonment; Amendment.................................   26
     Liquidation Analysis and Estimates.....................   26
     Liquidating Distributions; Nature; Amount; Timing......   27
     Sales of our Assets....................................   27
     Conduct of the Company Following Adoption of the
      Plan..................................................   28
     Satisfaction of Liabilities; Contingency Reserve;
      Liquidating Trust.....................................   28
     Final Record Date......................................   30
     Listing and Trading of our Common Stock and Interests
      in the Liquidating Trust or Trusts....................   30
     Absence of Appraisal Rights............................   31
     Regulatory Approvals...................................   31

                                                              PAGE
                                                              ----
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATED TO
  PROPOSALS 1 AND 2.........................................   31
     The Liquidating Trust or Trusts........................   32
PROPOSAL 3: AMENDMENT TO THE AMENDED AND RESTATED
  CERTIFICATE OF INCORPORATION..............................   34
     General; Reasons for the Amendment.....................   34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   35
WHERE YOU CAN FIND ADDITIONAL INFORMATION...................   37
OTHER BUSINESS..............................................   37
Exhibit A -- Asset Purchase Agreement.......................  A-1
Exhibit B -- Plan of Liquidation and Dissolution............  B-1
Exhibit C -- Amendment to the Amended and Restated
  Certificate of Incorporation..............................  C-1

                  THE ASSET SALE AND ASSET PURCHASE AGREEMENT

Purchaser                        INT Media Group, Inc., a Delaware corporation,
                                 will purchase substantially all of the assets of our Jupiter research and events businesses as described below. INT Media Group is a provider of global real-time news, information and media resources for Internet industry and information technology professionals.

Assets to be Sold                Pursuant to the terms of the asset purchase
                                 agreement, we will sell substantially all of the assets of our Jupiter research and events businesses to INT Media Group. The purchased assets include our customer contracts as well as our intellectual property. INT Media Group also will assume certain liabilities that are associated with the purchased assets. In addition, immediately following the closing of the asset sale, INT Media Group will employ a number of our employees who work in the Jupiter research and events businesses.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- The Asset Purchase
                                 Agreement -- Assets Purchased by, and
                                 Liabilities Assumed by, INT Media Group" on page 20.

Retention of Assets and
Liabilities                      Although most of the assets of our Jupiter
                                 research and events businesses will be sold, the asset purchase agreement provides that the liabilities of our Jupiter events business will not be assumed by INT Media Group and instead will be retained by us. We will also retain other assets and liabilities specified in the asset purchase agreement.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- The Asset Purchase
                                 Agreement -- Assets Not Purchased by, and
                                 Liabilities Not Assumed by, INT Media Group" on page 20.

Purchase Price                   INT Media Group has agreed to purchase the
                                 Jupiter research and events assets for a cash purchase price of $250,000. INT Media Group will pay $150,000 of the purchase price to us at the closing, since $100,000, which was previously received by us as an earnest payment, will be credited towards the purchase price.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- The Asset Purchase
                                 Agreement -- Purchase Price" on page 19.

Reasons for the Asset Sale       In the course of reaching its decision to
                                 approve the asset sale and asset purchase agreement, our board of directors consulted with management as well as outside legal counsel. Our board of directors considered numerous factors relating to the benefits and risks associated with the asset purchase agreement and the asset sale.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- Reasons for the Asset
                                 Sale; Recommendation of our Board of Directors" on page 18.

Conduct of Business after
the Asset Sale                   We do not anticipate any ongoing operations
                                 following the sale of the Jupiter research and events businesses. Subject to stockholder approval, we intend to dissolve the company and liquidate any remaining assets; provided, however, that we must maintain at least

                                 $500,000 in current assets for one year to cover any indemnification obligations we may have under the asset purchase agreement. The liquidation will be conducted pursuant to the Plan which is set forth in further detail in Proposal 2.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- The Asset Purchase
                                 Agreement -- Ongoing Operations of Jupiter
                                 Media Metrix" on page 24.

Closing Conditions               The asset purchase agreement contains closing
                                 conditions, including the approval of the transaction by our stockholders, the performance of specific covenants and the receipt of specified consents.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- The Asset Purchase
                                 Agreement -- Conditions to Closing the Asset
                                 Sale" on page 22.

The Closing                      The closing of the asset sale will occur within
                                 one business day following the satisfaction or waiver of the conditions set forth in the asset purchase agreement, unless we and INT Media
                                 Group agree to a different date. We currently expect the closing to occur on or about
                                   , 2002.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- The Asset Purchase
                                 Agreement -- The Closing of the Asset Sale" on page 20.

Termination                      The asset purchase agreement may be terminated
                                 by INT Media Group if the asset sale is not closed by August 11, 2002 (or September 30,
                                 2002, if the Securities and Exchange Commission comments substantively on this proxy statement), if we breach our covenants in any material way or if we voluntarily or involuntarily file for bankruptcy.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- The Asset Purchase
                                 Agreement -- Termination of the Asset Purchase Agreement" on page 22.

Right of First Refusal           Prior to the closing, we may not solicit offers
                                 from any third party for the sale of the Jupiter research and events businesses. If any third party offers to purchase the Jupiter research and events businesses or assets from us, then we must provide notice to INT Media
                                 Group of the terms of that offer. We may not close a sale to any third party until we provide notice to INT Media Group, and they have declined to match the terms of the third party offer.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement  -- The Asset Purchase
                                 Agreement -- Right of First Refusal" on page
                                 23.

Termination Fee                  If we sell the assets related to the Jupiter
                                 research and events businesses prior to the closing to another party, file for voluntary or involuntary bankruptcy or fail to obtain stockholder approval prior to September 30, 2002, we must pay INT Media Group a termination fee of $250,000.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- The Asset Purchase
                                 Agreement -- Termination Fee" on page 23.

Accounting Treatment of
the Asset Sale                   The asset sale will be accounted for as a
                                 discontinued operation.

Interests of Certain Persons
in the Asset Sale                All of our executive officers and directors own
                                 shares of our common stock and/or options to purchase shares of our common stock. They will receive the same per share distribution of the proceeds of the asset sale, if any, when we dissolve and distribute our assets.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- Interests of our
                                 Directors and Executive Officer in the Asset
                                 Sale" on page 19.

Management Agreement             In connection with the closing of the asset
                                 sale, we have entered into a Management
                                 Agreement whereby INT Media Group is operating the Jupiter research business during the period between the signing of the asset purchase agreement and the closing.

                                 See "Proposal 1: The Asset Sale and Asset
                                 Purchase Agreement -- The Asset Purchase
                                 Agreement -- Management Agreement" on page 24.

Material U.S. Federal Income
Tax Consequences                 We will recognize a gain or loss for federal
                                 income tax purposes on the sale of the assets.
                                 We should be able to offset taxable gain arising from the asset sale with operating losses, expenses and net operating loss carry-forwards. To the extent that the purchase price allocated to an asset exceeds its tax basis, we will recognize gain. To the extent that the purchase price allocated to an asset is less than our tax basis in that asset, we will recognize a loss. The asset sale may also result in state or local income, franchise, sales, use or other tax liabilities in state or local tax jurisdictions in which we file tax returns.

                                 Holders of our common stock will not recognize any gain or loss solely as a result of the asset sale or the Plan. Our stockholders may be taxed on subsequent distributions of the proceeds of the asset sale, if any, or proceeds from distributions pursuant to the Plan, depending on each stockholder's tax basis in their shares of our common stock. We encourage our stockholders to contact their own tax advisors.

                                 See "Material U.S. Federal Income Tax
                                 Consequences Related to Proposals 1 and 2" on page 31.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE ASSET SALE AND ASSET PURCHASE AGREEMENT.

                    THE PLAN OF LIQUIDATION AND DISSOLUTION

Principal Provisions of the
Plan The Plan will allow us to distribute pro rata to our stockholders, in cash or in-kind, or sell or otherwise dispose of, all our property and assets. The liquidation will commence as soon as practicable following approval of the Plan by our stockholders and will conclude prior to the third anniversary of the filing of the certificate of dissolution. As part of our liquidation, we are required to satisfy our liabilities, expenses and obligations. We cannot assure you that available cash and amounts received on the sale of assets will be adequate to provide for our liabilities, expenses and obligations and to make cash distributions to stockholders.

                                 See "Proposal 2: The Plan of Liquidation and
                                 Dissolution -- Principal Provisions of the
                                 Plan" on page 25.

Abandonment; Amendment           The Plan allows the board of directors to
                                 modify, amend or abandon the Plan,
                                 notwithstanding stockholder approval.

                                 See "Proposal 2: The Plan of Liquidation and
                                 Dissolution -- Abandonment; Amendment" on page 26.

Liquidating Distributions;
Nature; Amount; Timing           The board of directors has not established a
                                 precise timetable for distributions to
                                 stockholders but may, in its discretion,
                                 declare one or more distributions. The board
                                 currently intends to declare a $     per share
                                 distribution as soon as practicable following
                                 the filing of our certificate of dissolution in
                                 Delaware. In addition, we currently project
                                 making distributions totaling $     to $
                                 per share, in the aggregate, including the initial distribution. Our liquidation is expected to be concluded prior to the third anniversary of the filing of a certificate of dissolution in Delaware by a final liquidation either directly to our stockholders or to a liquidating trust. We are unable to currently predict the precise nature, timing or amount of this final distribution.

                                 See "Proposal 2: The Plan of Liquidation and
                                 Dissolution -- Liquidating Distributions;
                                 Nature; Amount; Timing" on page 27.

Conduct of the Company
Following Adoption of the Plan   Following approval of the Plan by our
                                 stockholders, our activities will be limited to winding up our affairs, taking such action as may be necessary to preserve the value of our assets and distributing our assets in accordance with the Plan.

                                 See "Proposal 2: The Plan of Liquidation and
                                 Dissolution -- Conduct of the Company Following Adoption of the Plan" on page 28.

Satisfaction of Liabilities;
Contingency Reserve              We are required to pay or provide for payment
                                 of all of our liabilities, expenses and
                                 obligations in connection with our dissolution.
                                 Following approval of the Plan by our
                                 stockholders, we will pay all of our known obligations or set aside a reserve of cash which we believe will be adequate to pay for those liabilities.

                                 See "Proposal 2: The Plan of Liquidation and
                                 Dissolution -- Satisfaction of Liabilities;
                                 Contingency Reserve; Liquidating Trust" on page 28.

Liquidating Trusts               We may, from time to time, transfer our unsold
                                 assets to liquidating trusts established for the benefit of our stockholders. The property in the trusts would be sold or distributed on terms approved by our trustees.

                                 See "Proposal 2: The Plan of Liquidation and
                                 Dissolution -- Satisfaction of Liabilities;
                                 Contingency Reserve; Liquidating Trust" on page 28.

Final Record Date                We will close our stock transfer books and
                                 discontinue recording transfers, except by will, intestate succession or operation of law, of shares of our common stock on the date on which we file a certificate of dissolution with the State of Delaware.

                                 See "Proposal 2: The Plan of Liquidation and
                                 Dissolution -- Final Record Date" on page 30.

Listing of our Common Stock      We expect that on or prior to the cessation of
                                 our operations, we will be delisted from the Nasdaq National Market. Trading, if any, of our common stock will be conducted in the over-the-counter market. In any event, we will close our stock transfer books when we file a certificate of dissolution with the State of Delaware, and our stockholders will no longer be able to transfer their shares, except by will, intestate succession or operation of law.

                                 See "Proposal 2: The Plan of Liquidation and
                                 Dissolution -- Listing and Trading of our
                                 Common Stock and Interests in the Liquidating Trust or Trusts" on page 30.

Appraisal Rights                 Our stockholders are not entitled to appraisal
                                 rights for their shares of our common stock in connection with the transactions contemplated by the Plan.

                                 See "Proposal 2: The Plan of Liquidation and
                                 Dissolution -- Absence of Appraisal Rights" on page 31.

Material U.S. Federal Income
Tax Consequences                 After the approval of the Plan and until the
                                 liquidation is complete, we will continue to be subject to income tax on our taxable income, if any. We will recognize gain or loss on the sales of our assets pursuant to the Plan.

                                 Our stockholders may be taxed on distributions of the proceeds of asset sales, if any, depending on each stockholder's tax basis in their shares of our common stock. We encourage our stockholders to contact their own tax advisors.

                                 See "Material U.S. Federal Income Tax
                                 Consequences of Proposals 1 and 2" on page 31.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE PLAN OF LIQUIDATION AND DISSOLUTION.

                   THE AMENDMENT TO THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

Description of the Amendment     The purpose of the amendment is to decrease the
                                 minimum number of directors required to serve on the board from six persons to one person and to change our corporate name to JMXI, Inc.

                                 See "Proposal 3: Amendment of Certificate of
                                 Incorporation -- General; Reasons for the
                                 Amendment" on page 34.

Reasons for the Amendment        We are obligated to change our corporate name
                                 under the terms of the agreements under which we have sold our operating assets. The reduction in the required minimum number of directors will permit the board to reduce its size as we wind down our business.

                                 See "Proposal 3: Amendment of Certificate of
                                 Incorporation -- General; Reasons for the
                                 Amendment" on page 34.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

      QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND PROXY STATEMENT

QUESTIONS ABOUT THIS PROXY STATEMENT.

Q:  WHO IS SOLICITING MY PROXY?

A:  Our board of directors is soliciting proxies from each of our stockholders.

Q:  WHEN AND WHERE IS THE SPECIAL MEETING?

A:  The special meeting will be held July   , 2002 at 9:00 a.m. Eastern time, at
    the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, 46th Floor, New York, New York 10019.

QUESTIONS ABOUT THE ASSET SALE.

Q: WHAT WILL JUPITER MEDIA METRIX RECEIVE FOR THE ASSETS IT IS SELLING TO INT MEDIA GROUP, INCORPORATED?

A: INT Media Group has agreed to purchase substantially all of the assets of our Jupiter research and events businesses for a cash purchase price of $250,000. INT Media Group also will assume specific liabilities that are designated in the asset purchase agreement.

Q:  HOW AND WHEN WILL THIS MONEY BE PAID TO OUR CORPORATION?

A: At the closing of the asset sale, INT Media Group will pay $150,000 of the purchase price to us by wire transfer. A payment of $100,000 previously received by us from INT Media Group as an earnest money cash deposit will be applied towards the purchase price.

Q:  WHAT WILL OUR BUSINESS BE FOLLOWING THE ASSET SALE?

A: We will have no business operations following the asset sale and will implement the plan to dissolve the company and liquidate our assets, if approved by our stockholders as part of this proxy statement.

Q:  WHAT WILL WE DO IF THE ASSET SALE IS NOT APPROVED BY THE STOCKHOLDERS?

A: If the asset sale is not approved, our board of directors will evaluate other strategic alternatives available to us in accordance with their fiduciary obligations to our stockholders.

Q:  WHEN DO YOU EXPECT THE ASSET SALE TO BE COMPLETED?

A: We expect to complete the asset sale within one business day following the satisfaction of the conditions specified in the asset purchase agreement, including, but not limited to, the receipt of stockholder approval at the special meeting. We expect that the asset sale will be completed in
              , 2002, but we cannot predict the exact timing of the closing.

QUESTIONS ABOUT THE DISSOLUTION.

Q:  WHAT DOES THE PLAN OF DISSOLUTION ENTAIL?

A: The plan of dissolution provides for the orderly liquidation of our remaining assets following the closing of the asset sale, the winding-up of our business and operations and our dissolution. In connection with the foregoing, we will pay, or provide for the payment of, all of our liabilities and obligations. If there are any remaining assets after the payment, or the provision for the payment, of all of our liabilities and obligations, we will distribute any remaining assets to our stockholders in one or more distributions.

    Under the terms of the plan of dissolution, if, notwithstanding the approval of the dissolution and the adoption of the plan of dissolution by our stockholders, our board of directors determines that it would be in the best interests of our stockholders or creditors for us not to dissolve, our dissolution may be abandoned or delayed until a future date to be determined by our board of directors. Regardless of whether we dissolve, we will not continue to exist as an operating entity.

Q:  WILL ANY DISTRIBUTIONS BE MADE TO OUR STOCKHOLDERS?

A: Our board of directors believes that the completion of the asset sale and the subsequent dissolution is the best alternative to enable us to satisfy our outstanding obligations and to maximize any distributions to our stockholders. We expect that, after the closing of the asset sale, we will have sufficient cash to pay all of our known current and determinable liabilities and obligations, which would allow for one or more distributions
    to our stockholders totaling $     to $     per share, in the aggregate,
    including the initial distribution described below. However, the amount of unknown or contingent liabilities cannot be quantified and could decrease or eliminate any remaining assets available for distribution to stockholders. We are unable at this time to predict the precise nature, amount and timing
    of any distributions other than an initial distribution of $     per share
    which we intend to distribute as soon as practicable following the filing of our certificate of dissolution in Delaware. If there are assets remaining following the completion of our winding-up, our stockholders will receive a portion of those assets in one or more distributions, which will be equal to each stockholder's pro rata share, based on the number of our shares owned at such time, of such assets.

Q:  WHEN WILL ANY DISTRIBUTIONS BE MADE TO OUR STOCKHOLDERS?

A:  At this time, we cannot set a precise timetable for any distributions,
    however, we intend to declare a $     per share distribution as soon as
    practicable following the filing of our certificate of dissolution in Delaware. The timetable will depend on the timing of the completion of the asset sale, the sale of our remaining assets, whether the plan of dissolution is implemented by our board of directors, and our ability to pay, or provide for the payment of, our liabilities and obligations. If we are subject to any contingent liabilities, this could require us to establish a reserve that could delay any distribution to our stockholders until the claims are resolved.

Q:  WHEN WILL THE WINDING-UP OF THE BUSINESS BE COMPLETED?

A: The winding-up of the business will be completed after we have paid for, or provided for the payment of, all of our liabilities and obligations, and distributed any remaining assets to our stockholders. The process is not expected to take more than three years.

QUESTIONS ABOUT THE CHARTER AMENDMENTS.

Q:  WHY IS THE CERTIFICATE OF INCORPORATION BEING AMENDED?

A: We are obligated to change our corporate name under the terms of the agreements under which we have sold our operating assets. The reduction in the required minimum number of directors will permit us to wind down our business in an orderly fashion.

OTHER QUESTIONS YOU MAY HAVE.

Q:  ARE THERE RISKS I SHOULD CONSIDER BEFORE DECIDING ON THE PROPOSALS?

A: Yes, you should carefully consider the factors discussed in the section entitled "Risk Factors" beginning on page 12.

Q:  WHAT DO I NEED TO DO NOW?

A: We urge you to read this proxy statement carefully, including each of the exhibits, and consider how the asset sale, the Plan and the charter amendment affects you as a stockholder. You may also want to review the documents referenced under "Where You Can Find Additional Information" on page 37. You then should follow the procedures explained in this proxy statement to vote your shares with respect to the asset sale as well as the other proposals.

Q: IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT, WILL MY BROKER VOTE MY SHARES FOR ME?

A: No, your broker will not vote your shares for you unless you provide instructions on how to vote. It is important that you follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:  WHAT IS THE REQUIRED STOCKHOLDER VOTE TO APPROVE EACH OF THE PROPOSALS?

A: Our certificate of incorporation and Delaware law require the affirmative vote of the holders of a majority of our common stock to approve the asset purchase agreement, the Plan and the charter amendments.

Q:  MAY I CHANGE MY VOTE?

A: Yes, you may change your vote at any time before your proxy is voted at the special meeting. To change your vote, simply send a written revocation or a later-dated, completed and signed proxy card before the special meeting, or attend the special meeting and vote in person.

Q:  WILL I OWE ANY FEDERAL INCOME TAX AS A RESULT OF THE ASSET SALE?

A: No, you will not owe any federal income tax solely as a result of the asset sale. However, you may owe tax on the distributions, if any, to be made to stockholders depending on how long you have owned our common stock, how much you paid for your shares and other factors. We recommend that you consult with your tax advisor about this potential liability.

Q:  CAN I STILL SELL MY SHARES OF COMMON STOCK?

A: Yes. As of the date of this proxy statement, our common stock is traded on the Nasdaq National Market. However, we expect we will be unable to satisfy the requirements for continued listing of our common stock on the Nasdaq National Market and anticipate Nasdaq will likely take action to delist the common stock from the Nasdaq National Market. If and when that happens, trading would thereafter be conducted on the over-the-counter market in the so-called "pink sheets" or on the "electronic bulletin board" of the National Association of Securities Dealers, Inc. In this event, the ability to buy and sell shares of our common stock may be materially impaired, which may have an adverse effect on the price and liquidity of our common stock. After the filing of the certificate of dissolution with the State of Delaware, we will close our stock transfer books, after which you will no longer be able to transfer our common stock, except by will, intestate succession or operation of law.

Q:  HOW WILL THE DISSOLUTION AFFECT MY STATUS AS A STOCKHOLDER?

A: Upon the filing of a certificate of dissolution with the State of Delaware, your rights as a stockholder will be limited to receiving distributions, if any, we make upon the disposition of our assets. We will file a certificate of dissolution as soon as practicable following receipt of stockholder approval of the Plan. We may establish a liquidating trust for the purpose of liquidating any of our remaining assets, paying or providing for the payment of our remaining liabilities and obligations and making distributions to our stockholders. If a liquidating trust is established, you will receive beneficial interests in the assets transferred to the liquidating trust in proportion to the number of our shares owned by you at such time.

Q:  WILL I HAVE DISSENTERS' RIGHTS?

A: No, under Delaware law, you are not entitled to exercise dissenters' rights for any of the proposals described in this proxy statement.

Q:  WHOM SHOULD I CALL WITH QUESTIONS?

A: If you have questions about any of the proposals, please call Jonathan Anderson, Assistant General Counsel, at 917-534-6152.

                              THE SPECIAL MEETING

GENERAL

     This proxy statement is being furnished to provide you with information regarding the solicitation of proxies by our board of directors for use at the special meeting.

     At the special meeting, our stockholders will be asked to:

          1. Approve the sale by us to INT Media Group, Inc. of substantially all of the assets of our Jupiter research and events businesses, including our customer contracts and intellectual property as well as the assignment of certain related liabilities pursuant to an Asset Purchase Agreement dated June 20, 2002, among us, our wholly owned subsidiary, Jupiter Communications, Inc. and INT Media Group, Inc. in the form of Exhibit A.

          2. Approve and adopt the Plan of Liquidation and Dissolution of Jupiter Media Metrix, Inc., the "Plan", in the form of Exhibit B.

          3. Approve and adopt amendments to our Amended and Restated Certificate of Incorporation, in the form of Exhibit C.

          4. Transact such other business as may properly come before the special meeting or any adjournment thereof.

TIME, DATE AND PLACE

     The special meeting will be held on July   , 2002 at 9:00 a.m. Eastern time
at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019.

RECORD DATE; QUORUM; REQUIRED VOTE; SHARES OUTSTANDING AND ENTITLED TO VOTE

     Holders of record of Jupiter Media Metrix common stock, par value $0.01 per
share, as of the close of business on the record date, which is July   , 2002,
are entitled to vote at the special meeting. Beneficial owners as of the record date whose shares are held in an account at a brokerage firm or bank will receive instructions from their broker or bank describing how to vote their shares. A list of stockholders eligible to vote at the special meeting will be available for inspection at the special meeting and for a period of ten days prior to the special meeting during regular business hours at our principal executive office at 21 Astor Place, 6th Floor, New York, New York 10003. You are entitled to one vote for each share of common stock you hold.

     The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the special meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the special meeting and abstentions and broker non-votes will have the effect of negative votes.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the special meeting are summarized in the accompanying notice of special meeting of stockholders. Each proposal is described in more detail in this proxy statement.

BOARD RECOMMENDATION

     Our board of directors has approved the asset sale and asset purchase agreement, the Plan and the amendment to our amended and restated certificate of incorporation.

     Our board of directors recommends that you vote FOR approval and adoption of the asset sale and asset purchase agreement.

     Our board of directors recommends that you vote FOR approval and adoption of the Plan.

     Our board of directors recommends that you vote FOR the approval and adoption of the amendment to the amended and restated certificate of incorporation.

VOTING OF PROXIES

     After you have carefully read this document, indicate on your proxy card how you want to vote. Sign, date and mail the proxy card in the enclosed prepaid return envelope as soon as possible, so that your shares may be represented and voted at the special meeting. When you cast your vote using the proxy card you also appoint Robert Becker and Jonathan Anderson as your representatives, or proxies, at the special meeting. They will vote your shares at the meeting as you have instructed them on the proxy card. Accordingly, if you send in your proxy card your shares will be voted whether or not you attend the special meeting. If any matters other than the adoption of the asset sale and asset purchase agreement, the Plan, and amendment to our amended and restated certificate of incorporation are properly presented for consideration at the special meeting (including an adjournment of the special meeting), your proxies will vote, or otherwise act, on your behalf in accordance with their judgment on such matters. Our board of directors knows of no other business to be presented at the special meeting.

     If you do not submit a proxy or instruct your broker to vote your shares, and you do not vote in person at the special meeting, the effect will be the same as if you voted AGAINST the adoption of the asset sale and asset purchase agreement, AGAINST the adoption of the Plan and AGAINST the adoption of the amendment to our amended and restated certificate of incorporation. If you submit a proxy without specifying the manner in which you would like your shares to be voted, your shares will be voted FOR adoption of the asset sale and asset purchase agreement, FOR adoption of the Plan and FOR adoption of the charter amendment. However, if your shares are held in street name, your broker will leave your shares unvoted unless you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. This ensures that your shares will be voted at the special meeting. An abstention or share not voted because your broker lacks the authority to vote that share will have the same effect as a vote AGAINST adoption of the proposals.

HOW TO REVOKE YOUR PROXY

     You can change your vote at any time before your proxy is voted. To change your vote:

     - send a written notice stating that you would like to revoke your proxy;

     - send a later-dated, signed proxy card to Jupiter Media Metrix' Secretary at Jupiter Media Metrix, Inc., 21 Astor Place, New York, NY 10003; or

     - attend the special meeting and vote in person. Merely attending the special meeting, without voting in person, will not revoke any proxy previously delivered by you.

COSTS OF SOLICITATION OF PROXIES

     We will bear the cost of the solicitation of proxies from our stockholders and the cost of printing and mailing this proxy statement. In addition to solicitation by mail, our directors, officers and employees may contact our stockholders to solicit their proxies. Those directors, officers and employees will not be paid any additional compensation for doing so.

                                  RISK FACTORS

RISKS RELATED TO THE ASSET SALE

  BECAUSE OF THE CLOSING CONDITIONS IN THE ASSET PURCHASE AGREEMENT AND THE POSSIBILITY THAT INT MEDIA GROUP MAY TERMINATE THE ASSET PURCHASE AGREEMENT IN SPECIFIC INSTANCES, WE CANNOT BE SURE WHEN, OR EVEN IF, THE TRANSACTION WILL BE COMPLETED.

     The closing of the asset sale is subject to the satisfaction of a number of closing conditions, including the requirement that we obtain stockholder approval of the asset sale.

     In addition, INT Media Group may terminate the asset purchase agreement if:

     - We do not cure any breach of a covenant in the asset purchase agreement after INT Media Group requests that we do so; or

     - The asset sale is not completed before August 11, 2002 (or September 30, 2002, if the Securities and Exchange Commission has commented on this proxy statement).

     We cannot guarantee that we will be able to meet the closing conditions of the asset purchase agreement. If we are unable to meet the conditions, INT Media Group does not have to purchase the assets of our Jupiter research and events businesses. We also cannot be sure that other circumstances will not arise that give INT Media Group the right to terminate the asset purchase agreement prior to closing. Under certain circumstances, INT Media Group's termination of the asset purchase agreement would require us to pay them a termination fee of $250,000.

     If the asset sale is not approved or does not close, our board of directors will be forced to evaluate other alternatives, which may be less favorable to us than the asset sale.

  INT MEDIA GROUP IS OPERATING THE JUPITER RESEARCH AND EVENTS BUSINESSES DURING THE PERIOD BETWEEN SIGNING AND CLOSING AND MAY NOT EFFECTIVELY MANAGE THE BUSINESS.

     During the period between the signing of the asset purchase agreement and the closing, INT Media Group is operating the Jupiter research and events business pursuant to a management agreement. If the asset sale is not approved by our stockholders or the transaction does not close for any other reason, the management agreement will terminate and INT Media Group will transition the operations of the Jupiter research and events business back to us. We cannot be sure that INT Media Group will effectively manage the business during the period between signing and closing. In the event INT Media Group does not effectively manage the affairs and operations of the business, the financial condition and results of operations of the business may deteriorate significantly before we regain operating control. We also cannot assure you that if we must resume control of the businesses, we will have the resources to do so.

RISKS RELATED TO THE PLAN OF LIQUIDATION AND DISSOLUTION

  YOU WILL NOT KNOW THE EXACT AMOUNT OR TIMING OF THE LIQUIDATION DISTRIBUTIONS AT THE TIME OF THE SPECIAL MEETING.

     The methods used by the board of directors and management in estimating the value of our net assets do not result in an exact determination of value nor are they intended to indicate definitively the amount of cash a stockholder will receive in liquidation. The board of directors will establish a contingency reserve for known and unknown liabilities, and the adequacy of that reserve will be reviewed prior to making cash distributions to stockholders. We cannot assure you that the amount you will receive in liquidation will equal or exceed the price or prices at which the common stock has recently traded or may trade in the future.

     We currently anticipate distributing $     to $     per share, in the
aggregate. However, the distribution of our assets to stockholders may be delayed or less than we estimate due to a number of reasons, including the fact that a creditor of ours might seek an injunction against our making the proposed distributions to you under the Plan on the grounds that the amounts to be distributed are needed to provide for the payment of our expenses and liabilities, including those that may be in dispute.

  YOU COULD BE LIABLE TO RETURN SOME OR ALL OF THE AMOUNT YOU RECEIVE FROM US IF THE AMOUNT OF OUR CONTINGENCY RESERVE DOES NOT COVER ALL OF OUR LIABILITIES AND EXPENSES.

     If the Plan is approved by the stockholders, a certificate of dissolution will be filed with the State of Delaware dissolving Jupiter Media Metrix. Under the Delaware General Corporation Law, we will continue to exist for three years after the dissolution becomes effective or for a longer period if the Delaware Court of Chancery requires us to, for the purpose of prosecuting and defending suits against us and enabling us to dispose of our property, to discharge liabilities and to distribute to our stockholders any remaining assets.

     Under Delaware law, if we fail to create an adequate contingency reserve for payment of our expenses and liabilities, you could be held liable for payment to our creditors of your proportional share of amounts owed to creditors in excess of the contingency reserve. In that regard, your liability would be limited to the amounts previously received by you from us (and from any liquidating trust). Accordingly, you could be required to return all distributions previously made to you. In such an event, you could receive nothing from us under the Plan. Moreover, you could incur a net tax cost if you paid taxes on the amounts received from us and then have to repay such amounts back to our creditors. Unless you are able to get a corresponding reduction in taxes in connection with your repayment, you may end up having paid taxes on monies that you have had to return.

     We cannot assure you that the contingency reserve established by us will be adequate to cover all of our expenses and liabilities.

  YOU MAY NOT BE ABLE TO BUY OR SELL SHARES OF OUR COMMON STOCK IF WE ARE DELISTED FROM THE NASDAQ NATIONAL MARKET OR IF WE CLOSE OUR STOCK TRANSFER BOOKS.

     We expect that we will be unable to satisfy the requirements for continued listing of our common stock on the Nasdaq National Market. The rules of the Nasdaq National Market require that companies listed on the Nasdaq National Market continue to have an operating business. If we complete our plans to conclude our business activities, we will no longer have an operating business. In addition, as we distribute cash to stockholders, certain other listing criteria may not be met. If Nasdaq delists our common stock from the Nasdaq National Market, your ability to obtain price quotations and buy and sell shares may be materially impaired. In addition, we will close our stock transfer books after the filing of the certificate of dissolution in Delaware, after which you will no longer be able to transfer shares, except by will, intestate succession or operation of law.

RISKS RELATED TO OUR BUSINESS

     If the asset sale or the Plan are not approved by our stockholders, our board of directors intends to continue exploring strategic alternatives for our business. Possible alternatives include selling all of our stock or remaining assets, changing the format and business strategy of our remaining businesses, expanding our business or seeking bankruptcy protection. At this time, the board of directors does not know which alternatives might be considered, or what impact any alternative might have on stockholder value. Any alternative we select may have unanticipated negative consequences. The risks below describe the risks related to our business if we continue as a going concern.

  OUR AUDITORS HAVE ISSUED A "GOING CONCERN" AUDIT OPINION.

     The auditor's report on our consolidated financial statements for the fiscal year ended December 31, 2001 states that because of operating losses and a working capital deficiency, there is substantial doubt about our ability to continue as a going concern. A "going concern" opinion indicates that the financial statements have been prepared assuming we will continue as a going concern and do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

  OUR COMMON STOCK WILL LIKELY BE DELISTED.

     On March 28, 2002, we received a notice from Nasdaq that our common stock has failed to maintain the required minimum bid price of $1.00 over a period of 30 consecutive trading days. Pursuant to Nasdaq Marketplace Rule 4450(e)(2), we were provided 90 calendar days, or until June 26, 2002, to regain compliance with the minimum bid price requirement, or Nasdaq may provide written notification that our common stock is subject to a delisting. Under Nasdaq rules, we have the right to appeal any staff delisting determination to the Nasdaq Listing Qualifications Panel. We believe it is unlikely that we will be able to regain compliance with this requirement during this time period and that, by the end of this time period, our securities will be delisted from trading by Nasdaq. In that event, trading in shares of our common stock will decrease substantially or may cease altogether, and the market price of our common stock is likely to decline further.

  AS A RESULT OF QUESTIONS CONCERNING OUR STATUS AS A GOING CONCERN, OUR CUSTOMERS MAY DECIDE NOT TO DO BUSINESS WITH US.

     Our business and financial results are dependent on our ability to attract and retain subscribers to our research products. Our subscription renewal rates for our research products have declined very significantly in the last year. Due to concerns regarding our ability to continue operations, our subscription renewal rates may continue to decline as our customers may decide not to conduct business with us, or may conduct business with us on terms that are less favorable than those customarily extended by them. The number of research clients or the number of products and services for which our clients subscribe may continue to decrease in the future. In that event, our net sales would further decrease, and our business will suffer significantly.

  OUR AVAILABLE CASH MAY NOT BE SUFFICIENT TO MEET ANTICIPATED CASH NEEDS FOR WORKING CAPITAL AND CAPITAL EXPENDITURES.

     We have incurred net losses of $519.2 million, $63.3 million and $21.9 million for the years ended December 31, 2001, 2000 and 1999, respectively, and incurred additional net losses of $48.4 million during the three months ended March 31, 2002. In addition, we also had a working capital deficiency of $17.2 million at March 31, 2002. In response to these losses, working capital deficiency and the termination of our proposed merger with NetRatings, Inc. in February 2002, we retained a financial advisor to explore strategic alternatives for us, which include the sale of one or more business units, a debt or equity financing or the sale of the entire company. In April 2002, we sold our advertising measurement division, AdRelevance, to NetRatings, Inc. for a purchase price of $8.5 million in cash, subject to certain adjustments as set forth in the purchase agreement. In May 2002, we settled our patent infringement lawsuit against NetRatings for $15.0 million and sold certain assets of our European operations to NetRatings for $2.0 million. In June 2002, we sold our audience measurement division, Media Metrix, to comScore Networks, Inc. for a purchase price of approximately $1.5 million in cash, subject to certain adjustments as set forth in the purchase agreement. If we fail to obtain additional debt or equity financing (which may not be available on acceptable terms, or at all) or if we fail to sell additional assets or commence a winding down of operations, we may not have sufficient capital to meet our future needs.

  WE MAY NOT BE ABLE TO RETAIN EXISTING PERSONNEL.

     During 2001 and 2002, we significantly reduced the number of our employees as part of an extensive cost containment initiative as well as a result of asset sales. Our workforce reductions, the volatility in our stock price and our recent asset sales may create anxiety and uncertainty, which may adversely affect employee morale and cause us to lose employees whom we would prefer to retain. To the extent that we are unable to retain our existing personnel, our business and financial results may suffer.

 OUR EXISTING AND POTENTIAL CUSTOMERS HAVE, AND MAY CONTINUE TO EXPERIENCE ADVERSE BUSINESS CONDITIONS THAT HAVE IMPACTED OUR AND THEIR BUSINESSES.

     General economic conditions, and conditions in the Internet sector in particular, have caused many of our existing customers to experience difficulty in supporting their current operations and implementing their business plans. Existing customers may reduce their spending on our products and services, or may not be able to discharge their payment and other obligations to us. Potential customers may be more reluctant to subscribe to our products and services. The non-payment of amounts due to us from a significant number of customers would negatively impact our financial condition. Our customers that are technology-related companies may experience difficulty raising capital, or may be anticipating such difficulties, and therefore may elect to scale back the resources they devote to research, diminishing the need for our products and services. If the current environment for Internet advertising and commerce does not improve, our business, results of operations and financial condition would be materially adversely affected.

 WE DEPEND ON INCREASED SALES OF, AND HIGH RENEWAL RATES FOR, OUR
 SUBSCRIPTION-BASED PRODUCTS AND SERVICES.

     Our business and financial results are dependent on our ability to attract and retain subscribers to our research products. In addition, our business model assumes that we will be able to increase the level of sales over time to our existing clients. In the past, we experienced high renewal rates for our research products but these rates have declined significantly in the past year. Our sales to new or existing customers could also decline as a result of our inability to continue to deliver high-quality and timely research analysis to our clients, our failure to anticipate and understand market trends or our inability to develop and update products and services to meet the changing demands of our clients. If our renewal rate percentage continues to decline or if sales decline, our business, results of operations and financial condition could be materially adversely affected.

 OUR RESEARCH AND EVENTS BUSINESSES MAY SUFFER IF WE ARE UNABLE TO ANTICIPATE MARKET TRENDS OR IF WE FAIL TO PROVIDE INFORMATION THAT IS USEFUL TO OUR CLIENTS.

     The success of our research and events businesses depends in large part on our ability to anticipate, research and analyze rapidly changing technologies and industries, as well as our ability to provide this information in a timely and cost-effective manner. If our predictions or projections prove to be wrong, or if we are unable to continually update our information, our reputation may suffer and demand for our research products and services may decline. In addition, many companies have not embraced the use of the Internet as a medium for commerce and are unclear as to how to allocate corporate resources effectively. As a result, some companies may conclude that our research products are not useful to their businesses. If we are unable to continue to provide credible and reliable information that is useful to companies engaged in Internet commerce, or to provide this information in a timely manner, our business and financial results will suffer.

  THE MARKETS IN WHICH WE OPERATE ARE HIGHLY COMPETITIVE.

     The markets in which we operate are highly competitive. In the market for Internet commerce-related research products and services, our principal competitor is Forrester Research, Inc. Numerous other companies compete with us both domestically and internationally in providing research and analysis related to a specific industry or geographic area. In addition, we face direct and indirect competition from information technology research firms, business consulting and accounting firms, electronic and print publishing companies and equity analysts employed by financial services companies.

     Competition may continue to intensify as a result of industry consolidation, because of technological advancements or because some of our competitors may be able to provide additional or complementary services, such as consulting services. Our current and potential competitors include companies that may have greater financial, information gathering and marketing resources than we have. This may allow them to devote greater resources than we can to the promotion of their brand and to the development and sale of their products and services. We cannot assure you that we will be able to compete successfully against current and future competitors.

 WE MAY BE EXPOSED TO POSSIBLE LIABILITY FOR INFORMATION THAT WE PUBLISH OR DISSEMINATE, AS WELL AS FOR SUPPLYING INACCURATE INFORMATION TO OUR CLIENTS.

     As a publisher and distributor of original research and market projections, we face potential liability based on a variety of theories, including defamation, negligence, copyright or trademark infringement, and other legal theories based on the publication or distribution of this information. Claims of this kind, whether brought in the United States or abroad, would likely divert management time and attention and could result in significant cost to investigate and defend, regardless of the merit of any of these claims. The filing of any such claims may also damage our reputation as a high-quality provider of unbiased, timely analysis and result in client cancellations or overall decreased demand for our products and services. In addition, if we become subject to these types of claims and are not successful in our defense, we may be forced to pay substantial damages. Our insurance may not adequately protect us against these claims. We may also face liability for information that we supply to customers if the information is inaccurate. The information in our databases, like that in any database, may contain inaccuracies that our customers may not accept. Any dissatisfaction by our customers with our research methodologies could have a material adverse effect on our ability to attract new customers and retain existing customers.

  OUR EXECUTIVE OFFICERS AND DIRECTORS HAVE SUBSTANTIAL CONTROL OVER OUR
AFFAIRS.

     Our officers and directors and entities affiliated with them in the aggregate, beneficially owned approximately 22.6% of our common stock as of June 15, 2002. In particular, Tod Johnson, our Chairman, together with The NPD Group, Inc., which is controlled by Mr. Johnson, owned approximately 14.7% of our outstanding common stock as of June 15, 2002. These stockholders acting together have the ability to exert substantial influence over all matters requiring approval by our stockholders. These matters include the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets. This concentration of ownership could have the effect of delaying, deferring or preventing a change in control, or impeding a merger or consolidation, takeover or other business combination.

  OUR STOCK HAS EXPERIENCED, AND MAY CONTINUE TO EXPERIENCE, PRICE AND VOLUME FLUCTUATIONS.

     Our common stock has experienced significant price and volume fluctuations. These fluctuations are highly likely to continue in the future. The market prices of the securities of Internet-related companies have been especially volatile. Some companies that have had volatile market prices for their securities have been subject to securities class action suits filed against them. If a suit were to be filed against us, regardless of the outcome, it could result in substantial costs and a diversion of our management's attention and resources. This could have a material adverse effect on our business, results of operations and financial condition.

  WE HAVE ANTI-TAKEOVER PROVISIONS THAT MAY MAKE IT DIFFICULT FOR A THIRD PARTY TO ACQUIRE US.

     Provisions of our certificate of incorporation, our bylaws and Delaware law could make us more difficult for a third party to acquire us, even if doing so might be beneficial to our stockholders. In addition, we have adopted a stockholder rights plan and declared a dividend distribution of one right for each outstanding share of common stock to stockholders of record as of June 1, 2001. Each right entitles the holder to purchase one one-thousandth of a share of our Series A Preferred Stock at an exercise price of $13.00, subject to adjustment. Under certain circumstances, if a person or group acquires 15% or more of the outstanding common stock (or 20% in the case of acquisitions by Tod Johnson or The NPD Group, Inc.), holders of the rights (other than the person or group triggering their exercises) will be able to purchase, in exchange for the $13.00 exercise price, shares of our common stock or of any company into which we are merged having a value of $26.00. Because the rights may substantially dilute the stock ownership of a person or group attempting to take us over without the approval of our board of directors, our stockholder rights plan could make it difficult for a third party to acquire us, or a significant portion of our outstanding stock, without first negotiating with our board of directors regarding such acquisition.

            PROPOSAL 1: THE ASSET SALE AND ASSET PURCHASE AGREEMENT

BACKGROUND OF THE ASSET SALE

     During the spring of 2001, our board of directors engaged Robertson Stephens, Inc. to explore strategic alternatives for the company in light of the serious deterioration in our business. During the spring and summer of 2001, our management and Robertson Stephens identified and reviewed a list of candidates that might be expected to have an interest in engaging in a strategic transaction with us. Throughout this period, representatives of our senior management or Robertson Stephens, on behalf of us, had a number of discussions and meetings with various parties to assess the level of interest of such parties in pursuing one or more of these alternatives. As a result of this process, certain parties expressed an interest in exploring a possible business combination with us, including NetRatings, Inc.

     In October 2001, we signed definitive agreements with NetRatings, Inc. for the sale of our entire business to NetRatings. In February 2002, due to the regulatory concerns raised by the Federal Trade Commission, the definitive agreements for the sale of our business were mutually terminated by NetRatings and us.

     Following the termination of the proposed transaction with NetRatings, our board of directors announced that it would form a special committee to immediately begin exploring strategic options for the company and that it had retained Robertson Stephens to act as an advisor in this process. Between February and June 2002, the special committee met on a weekly basis to monitor the progress in exploring strategic alternatives for us, including the sale of our Jupiter research and events businesses. Senior management, in coordination with Robertson Stephens, sent out information books to dozens of entities that were viewed as potential strategic partners for the Jupiter research and events businesses.

     Shortly thereafter, senior management and Robertson Stephens contacted each party that had received an information book to discuss their interest in pursuing a transaction with us. In March 2002, after a few weeks of discussions with various potential strategic partners for the Jupiter research and events businesses, we received a letter of intent from one potential strategic partner. During March and April of 2002, the potential strategic partner performed extensive legal and financial due diligence, and contacted a significant number of our clients. At the end of April 2002, following such extensive due diligence, the potential partner decided not to proceed as a result of the continuing deterioration of our business.

     Senior management promptly contacted a number of other companies that might be expected to be interested in purchasing our Jupiter research and events businesses. On April 30, 2002, we signed a letter of intent with a potential strategic partner and provided them with a 30-day exclusivity period to perform due diligence. During May 2002, this party performed extensive legal, financial and business due diligence relating to the Jupiter research and events businesses. However, following the expiration of the exclusivity period, such party also indicated that it was not interested in purchasing our Jupiter research and events businesses.

     In the first week of June 2002, senior management once again contacted a number of parties to assess whether they might be interested in purchasing the Jupiter research and events businesses. A few parties expressed a potential interest in purchasing these businesses, including INT Media Group. As a result, during June 2002, we negotiated definitive agreements with several potential purchasers. On June 14, 2002, our board of directors met and reviewed the progress in the discussions to sell the Jupiter research and events businesses. In addition, during June 2002, the special committee of the board continued to meet on a weekly basis to receive updates and advise senior management on the process to sell the Jupiter research and events businesses.

     Between April and June of 2002, we sold all of our operating units excluding the Jupiter research and events unit. In April 2002, we sold our advertising measurement division, AdRelevance, to NetRatings for a purchase price of $8.5 million, subject to certain post-closing adjustments. In May 2002, we settled our patent infringement lawsuit against NetRatings for $15 million and sold them certain assets relating to our European operations for $2 million. In June 2002, we sold our audience measurement division to comScore Networks, Inc. for a purchase price of approximately $1.5 million.

     On June 20, 2002, the board of directors held a special meeting and reviewed and analyzed the strategic, financial and legal considerations concerning the sale of the Jupiter research and events businesses, the available alternatives to the proposed transaction with INT Media Group, and the board's fiduciary duties in connection with approving the transaction with INT Media Group. Following a detailed discussion, the board of directors approved the sale of the Jupiter research and events businesses to INT Media Group, and determined that the sale to INT Media Group, the asset purchase agreement and the transactions contemplated by the asset purchase agreement are fair to us and our stockholders. The board authorized the agreement with INT Media Group to be signed and resolved to recommend that the stockholders approve the asset sale and asset purchase agreement with INT Media Group.

REASONS FOR THE ASSET SALE; RECOMMENDATION OF OUR BOARD OF DIRECTORS

     The board of directors of Jupiter Media Metrix, at a meeting held on June 20, 2002, determined that the asset sale, the asset purchase agreement and the transactions contemplated by the asset purchase agreement are fair to us and our stockholders, authorized the asset purchase agreement to be signed and resolved to recommend that stockholders approve the asset purchase agreement and the asset sale.

     In reaching its decision, the board consulted with the company's senior management and legal advisors, and considered a number of factors, as discussed below. The board also considered historical information concerning the businesses, operations, financial condition, results of operations, technology, management, competitive positions and prospects of Jupiter Media Metrix as a stand-alone company, including results of operations during the most recent fiscal periods. In view of the complexity and wide variety of information and factors, both positive and negative, considered by the board, the board did not find it practical to quantify, rate or otherwise assign any relative or specific weights to the factors it considered. In addition, the board did not reach any specific conclusion with respect to each of the factors it considered, or any aspect of any particular factor. Instead, the board conducted an overall analysis of the factors it considered. In considering these factors, individual members of the board may have given differing weight to different factors. The board considered all these factors as a whole and concluded that these factors supported its decision.

     In the course of its deliberations, our board of directors considered the following factors, which it viewed as supporting its decision to approve the asset sale:

     - the history and progress of our discussions with other parties, including the history of contacts with other potential acquirers and strategic partners, and the view of our board that further discussions with other potential acquirers and strategic partners were unlikely to result in a transaction that would be more favorable to us and our stockholders;

     - the board's belief that our liabilities to our customers and to other parties needed to be assumed by someone able to fulfill those obligations;

     - the board's assessment of, among other things: (i) our financial condition, results of operations, cash flows, business and prospects, including the prospects of, and uncertainties facing, Jupiter Media Metrix; (ii) the prospects for achieving maximum long-term value; (iii) the strategic alternatives available to us; (iv) the judgment of our management, based on the process undertaken to pursue strategic alternatives, that it was unlikely that any other party would make a proposal more favorable to us and our stockholders; and (v) the recommendation of the asset sale by our management; and

     - the extensive arms-length negotiations between us and INT Media Group and the belief of our board that the sale price was the highest price that could be negotiated with INT Media Group and the best transaction reasonably available to us and our stockholders.

     The board also considered the following risks and uncertainties in its deliberations concerning the transaction but concluded that they were outweighed by the potential benefits of the asset sale:

     - the inability to determine the exact amount of the proceeds from the asset sale that will be available for distribution to our stockholders;

     - the retention by us, pursuant to the asset purchase agreement, of certain liabilities after the asset sale is closed;

     - the possibility that the asset sale may not be consummated;

     - the risks involved in outsourcing the operations of the Jupiter research business pursuant to the management agreement during the period between signing and closing to INT Media Group;

     - the possibility that the parties may not be able to obtain all of the consents and approvals necessary to consummate the asset sale; and

     - the fact that, under the asset purchase agreement, INT Media Group has the right to terminate the asset purchase agreement under certain circumstances and that we could be required to pay a termination fee to them.

     After carefully evaluating each of these factors, both positive and negative, the board of directors determined that the asset purchase agreement and the asset sale are in the best interests of Jupiter Media Metrix and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ASSET SALE AND ASSET PURCHASE AGREEMENT.

INTERESTS OF OUR DIRECTORS AND EXECUTIVE OFFICERS IN THE ASSET SALE

     All of our executive officers and directors own shares of our common stock and/or options to purchase shares of our common stock. They will receive the same per share distribution, if any, as any other of our stockholders.

                          THE ASSET PURCHASE AGREEMENT

PURCHASE PRICE

     INT Media Group will pay us $250,000 for the assets it will purchase, of which $100,000 was previously received by us as an earnest money cash deposit. In addition to payment of the purchase price, INT Media Group has also agreed to assume specific obligations and liabilities related to the assets it is buying including accounts receivable of approximately $3.8 million and obligations of approximately $5.9 million to fulfill contractual commitments to our clients as of June 20, 2002.

PAYMENT OF THE PURCHASE PRICE

     At the closing of the asset sale, INT Media Group will pay us the $150,000 balance of the purchase price by wire transfer.

ASSETS PURCHASED BY, AND LIABILITIES ASSUMED BY, INT MEDIA GROUP

     Under the terms of the asset purchase agreement, INT Media Group will purchase substantially all of the assets of our Jupiter research and events businesses. These assets include:

     - our customer contracts;

     - tangible personal property related to the Jupiter research and events businesses;

     - the name Jupiter and all tradenames, trademarks, logos and copyrights related to the Jupiter research and events businesses;

     - all receivables relating to the contracts assumed by INT Media Group;

     - all information, correspondence and records relating to the purchased assets; and

     - all accounts receivable related to the purchased assets.

     Under the terms of the asset purchase agreement, INT Media Group will assume specific liabilities and obligations relating to the purchased assets. Among these liabilities are obligations under the contracts assumed by INT Media Group that relate to the operation of the Jupiter research business and other purchased assets after the closing of the asset sale; certain specified obligations related to or arising from transferred employees; and trade payables and other current liabilities that pertain to the purchased assets and arise out of the ordinary course of business.

     Other than those obligations and liabilities specifically assumed by it in the asset purchase agreement, INT Media Group will not assume any of our liabilities or obligations.

ASSETS NOT PURCHASED BY, AND LIABILITIES NOT ASSUMED BY, INT MEDIA GROUP

     INT Media Group is not purchasing:

     - cash and cash equivalents (including all bank accounts), marketable securities and prepaid expenses;

     - intercompany receivables;

     - corporate records (including minute books and stock ledgers), tax returns and financial records except to the extent related to the Jupiter research and events businesses;

     - any permits which may not be transferred without the consent, novation, waiver or approval of a third person or entity and for which such consent, novation, waiver or approval has not been obtained;

     - insurance policies;

     - any refunds, credits, prepayments or overpayments with respect to taxes paid or accrued by us prior to the closing of the asset sale; and

     - assets of any employee benefit plans and benefit arrangements.

     Under the terms of the asset purchase agreement, INT Media Group will not assume any liability and obligation of ours that is not specifically listed, including the following liabilities or obligations:

     - any obligation or liability for taxes arising from the operation of the Jupiter research and events businesses prior to the closing of the asset sale;

     - any liabilities or obligations under any employee benefit plans other than accrued vacation;

     - any liabilities arising prior to the closing under contracts included in the purchased assets;

     - any liabilities or obligations for continued health care coverage under COBRA;

     - any liability to employees for claims for matters occurring prior to the closing;

     - any liability or obligation relating to any asset not assumed by INT Media Group;

     - any liabilities relating to employees who do not accept employment offers from INT Media Group;

     - any intercompany liabilities; and

     - any liabilities for or related to the Jupiter events business.

THE CLOSING OF THE ASSET SALE

     The closing is expected to occur one business day following the satisfaction or waiver of all of the conditions to each party's obligations under the asset purchase agreement, or on another date as the parties mutually agree. It is currently anticipated that the closing will occur in
               , 2002.

REPRESENTATIONS AND WARRANTIES

     Article 3 of the asset purchase agreement contains various representations and warranties we made to INT Media Group related to, among other things:

     - corporate organization and similar corporate matters;

     - authorization to execute and perform, and the enforceability of, the asset purchase agreement;

     - the absence of any conflict caused by the execution and performance of the asset purchase agreement;

     - third party consents and government approvals and filings;

     - the absence of material changes since March 31, 2002;

     - our personal property;

     - title to and condition of the purchased assets;

     - litigation;

     - material contracts;

     - licenses and permits material to our business;

     - compliance with laws applicable to our business;

     - our receivables;

     - our intellectual property;

     - labor and employment matters;

     - our retention of any brokers;

     - our financial statements; and

     - tax matters.

     Article 4 of the asset purchase agreement contains representations and warranties made to us by INT Media Group related to, among other things:

     - corporate organization and similar corporate matters;

     - authorization to execute and perform, and the enforceability of, the asset purchase agreement;

     - the absence of any conflict caused by the execution and performance of the asset purchase agreement; and

     - the absence of any brokers.

INDEMNIFICATION

     Under Article 8 of the asset purchase agreement, we have agreed to indemnify INT Media Group and its affiliates against all losses incurred in connection with:

     - any breach or inaccuracy of any representation or warranty made by us in the asset purchase agreement or any related agreements or documents;

     - any breach of any covenant or agreement made by us in the asset purchase agreement or any related agreements or documents;

     - any liability relating to periods at or prior to closing, other than assumed liabilities; and

     - reasonable costs and expenses, including attorneys' fees, incurred in connection with any claims for indemnification.

     INT Media Group has agreed to indemnify us and our affiliates against all losses incurred in connection with:

     - any liability or responsibility related to the purchased assets or assumed liabilities to the extent relating to periods from and after the closing;

     - any breach or inaccuracy of any representation or warranty made by INT Media Group in the asset purchase agreement or in any of the related agreements or documents;

     - any breach of any covenant or agreement made by INT Media Group in the asset purchase agreement or in any related agreements or documents; and

     - reasonable costs and expenses, including attorneys' fees, incurred in connection with any claims for indemnification.

     In general, all claims for indemnification must be made prior to the second year anniversary of the closing. In addition, neither party may make a claim for indemnification until the aggregate amount of all losses of that party exceeds $25,000, but thereafter, payment is from the first dollar of losses. Except in the case of fraud, the aggregate indemnification sought by INT Media Group against us cannot exceed the $500,000. Under the asset purchase agreement, we are obligated to maintain at least $500,000 in current assets for one year to cover our indemnification obligations, if any.

CONDITIONS TO CLOSING THE ASSET SALE

     The parties' obligation to close the asset sale is subject to the satisfaction or waiver of specific conditions, including:

     - all parties having executed and delivered to the other parties the asset purchase agreement and all ancillary agreements required by the asset purchase agreement;

     - receipt of specified consents by us and INT Media Group;

     - receipt of other closing documents; and

     - our stockholders having approved the asset purchase agreement and asset sale.

     INT Media Group's obligation to close the asset sale also is subject to the satisfaction or the waiver of specific conditions, including:

     - our having performed and satisfied in all material respects all covenants and agreements required to be performed by us prior to or on the closing and delivery and receipt of a certificate from one of our executive officers to that effect;

     - our execution and delivery of all ancillary agreements required by the asset purchase agreement to which we are a party; and

     - our performance in all material respects of all obligations required under the management agreement.

TERMINATION OF THE ASSET PURCHASE AGREEMENT

     The asset purchase agreement may be terminated at any time at or prior to the closing of the asset sale:

     - by mutual written consent;

     - by INT Media Group or us, if the asset sale has not closed by August 11, 2002 (or September 30, 2002, if the Securities and Exchange Commission has commented on this proxy statement);

     - by INT Media Group or us, if a party breaches any of its covenants in a material way, and it has not adequately cured the breach within 15 days of receiving notice of the breach from the non-breaching party; or

     - by INT Media Group, if we voluntarily or involuntarily file for bankruptcy protection.

RIGHT OF FIRST REFUSAL

     Prior to the closing, we may not solicit offers from any third party for the sale of the Jupiter research and events businesses. If any third party offers to purchase the Jupiter research and events businesses or assets from us, then we must provide notice to INT Media Group of the terms of that offer within one business day of receipt of the offer. INT Media Group will have three business days to decide whether to match the terms of the third party offer as specified in the notice. We may not close a sale to any third party until INT Media Group declines to match the terms of the third party offer.

TERMINATION FEE

     If we sell the assets related to the Jupiter research and events businesses prior to the closing to a third party, file for voluntary or involuntary bankruptcy or fail to obtain stockholder approval prior to August 11, 2002 (or September 30, 2002, if the Securities and Exchange Commission comments substantively on this proxy statement), we must pay INT Media Group a termination fee of $250,000.

COVENANTS

     Pursuant to the asset purchase agreement, we have agreed to take or refrain from taking specific actions prior to the closing of the asset sale without the prior consent of INT Media Group or as otherwise provided in the asset purchase agreement, including that we will:

     - operate the business pursuant to the terms of the management agreement discussed below; and

     - allow INT Media Group use of our office space in New York, San Francisco and London, at our expense, to operate the business.

     We also have agreed to:

     - maintain insurance on our assets;

     - provide access to our offices to INT Media Group prior to the closing;

     - maintain at least $500,000 in current assets for one year to cover any indemnification obligations we may have under the asset purchase agreement;

     - change our corporate name immediately after the closing; and

     - refrain from competing in the Jupiter research and events businesses anywhere in the world for three years following the closing.

     Both we and INT Media Group have agreed to refrain from soliciting the other party's employees for three years following the closing, other than in connection with general solicitations to the public. However, if we terminate an employee, INT Media Group may hire such employee, provided that if the hiring occurs within three months of the closing, they shall reimburse us for any severance payment made to that employee.

FEES AND EXPENSES

     We and INT Media Group are required to pay our own legal, accounting, out-of-pocket and other expenses incurred in connection with the asset purchase agreement.

USE OF PROCEEDS

     We plan to use a portion of the proceeds from the asset sale to satisfy retained liabilities.

ACCOUNTING TREATMENT OF THE ASSET SALE

     The asset sale will be accounted for as a discontinued operation.

MANAGEMENT AGREEMENT

     During the period between the signing of the asset purchase agreement and the closing, we have granted and conveyed possession and operating control of the Jupiter research business to INT Media Group pursuant to the terms of a management agreement.

     During the term of the agreement, we will permit INT Media Group to:

     - use the assets and intellectual property currently used in the Jupiter research and events businesses; and

     - use our facilities and equipment in New York, San Francisco and London on a rent-free basis; provided, however, that all direct expenses exclusive of rent to operate the business in those facilities shall be borne by INT Media Group.

     During the term of the agreement, we are providing certain services to INT Media Group, including, among other things:

     - making available employees related to the business for so long as they remain in our employ;

     - hosting domain names related to the business;

     - hosting enterprise systems used by the employees in connection with the business; and

     - moving Internet services or sites at INT Media Group's expense.

     The management agreement will terminate upon the earliest of:

     - the closing of the asset sale;

     - the failure of our stockholders to approve the asset sale and asset purchase agreement;

     - the termination of the asset purchase agreement; or

     - August 11, 2002 (or September 30, 2002, if the Securities and Exchange Commission comments substantively on this proxy statement).

     Upon the closing of the asset sale, we will reconcile the operating revenues and expenses associated with the operation of the Jupiter research and events businesses. If the revenues exceed the expenses, we will pay to INT Media Group the difference between the revenues and expenses. If the expenses exceed the revenues, INT Media Group will pay to us the difference between the expenses and the revenues. In the event the asset sale does not close, we will resume control of the operations of the Jupiter research business and will be responsible for all expenses incurred after the signing of the asset purchase agreement.

ONGOING OPERATIONS OF JUPITER MEDIA METRIX

     We do not anticipate any ongoing operations following the sale of the Jupiter research and events businesses. Assuming the approval by our stockholders of the Plan of Liquidation and Dissolution discussed in Proposal 2, we will wind down the business in accordance with the provisions of the Plan.

              PROPOSAL 2: THE PLAN OF LIQUIDATION AND DISSOLUTION

GENERAL

     The board of directors of Jupiter Media Metrix, Inc. is proposing the Plan of Liquidation and Dissolution of the Company (the "Plan") for approval by the stockholders at the special meeting. The Plan was adopted by the board of directors, subject to stockholder approval, on June 25, 2002. A copy of the Plan is attached as Exhibit B to this proxy statement. Material features of the Plan are summarized below. However, these summaries are not complete and are subject in all respects to the provisions of, and are qualified in their entirety by reference to, the Plan. STOCKHOLDERS ARE URGED TO READ THE PLAN IN ITS ENTIRETY.

BACKGROUND AND REASONS FOR THE PLAN

     On June 25, 2002, the board of directors adopted the Plan. The board of directors concluded that the Plan was in our best interests and our stockholders' best interests because of the various reasons set forth in Proposal 1 above and because we had successfully sold or identified buyers for our various operating segments. In addition, the board believes that distribution of our assets in liquidation could produce more value to our stockholders than any available alternatives, directions or strategies.

     Based on our successful sales of business segments and this information, the board of directors believed that distribution to the stockholders of our net assets would return the greatest value to our stockholders as compared to other alternatives.

     There can be no assurance that the liquidation value per share of common stock in the hands of the stockholders will equal or exceed the price or prices at which the common stock has recently traded or may trade in the future. HOWEVER, THE BOARD OF DIRECTORS BELIEVES THAT IT IS IN OUR BEST INTERESTS AND THAT OF OUR STOCKHOLDERS TO DISTRIBUTE TO THE STOCKHOLDERS OUR NET ASSETS PURSUANT TO THE PLAN.

     If the Plan is not approved by the stockholders, the board of directors will explore the alternatives then available for our future, including, but not limited to, seeking bankruptcy protection.

PRINCIPAL PROVISIONS OF THE PLAN

     We will distribute pro rata to our stockholders, in cash or in-kind, or sell or otherwise dispose of, all our property and assets. The liquidation is expected to commence as soon as practicable after approval of the Plan by the stockholders and to be concluded prior to the third anniversary of the filing of the certificate of dissolution by a final liquidating distribution either directly to the stockholders or to one or more liquidating trusts. Any sales of our assets will be made in private or public transactions and on such terms as are approved by the board of directors. It is not anticipated that any further votes of the stockholders will be solicited with respect to the approval of the specific terms of any particular sales of assets effected after the Company files it certificate of dissolution, provided that such sales have been approved by the board of directors as we have been advised by its counsel that such further votes are not required by the Delaware General Corporation Law or DGCL.

     Subject to the payment or the provision for payment of our obligations, our cash on hand, together with the cash proceeds of any sales of our other assets, will be distributed from time to time pro rata to the holders of our common stock. We intend to establish a reasonable reserve, or a "Contingency Reserve", in an amount determined by the board of directors to be sufficient to satisfy our liabilities, expenses and obligations not otherwise paid, provided for or discharged. The net balance, if any, of any such Contingency Reserve remaining after payment, provision or discharge of all such liabilities, expenses and obligations will also be distributed to the stockholders pro rata. No assurances can be given that available cash and amounts received on the sale of assets will be adequate to provide for our obligations, liabilities, expenses and claims and to make cash distributions to stockholders. We currently have no plans to repurchase shares of common stock from our stockholders.

     We will close our stock transfer books and discontinue recording transfers of shares of common stock on the date on which we file our certificate of dissolution with the Secretary of State of the State of Delaware, or the "Final Record Date", and, thereafter, certificates representing shares of common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the Final Record Date, we will not issue any new stock certificates, other than replacement certificates.

     Following approval of the Plan by the stockholders, a certificate of dissolution dissolving us will be filed as soon as practicable with the State of Delaware. Our dissolution will become effective, in accordance with the DGCL, upon proper filing of the certificate of dissolution with the Secretary of State or upon such later date as may be specified in the certificate of dissolution. Pursuant to the DGCL, we will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and enabling us to gradually to settle and close our business, to dispose of and convey our property, to discharge our liabilities and to distribute to our stockholders any remaining assets, but not for the purpose of continuing the business for which we were organized.

ABANDONMENT; AMENDMENT

     Under the Plan, the board of directors may modify, amend or abandon the Plan, notwithstanding stockholder approval, to the extent permitted by the DGCL. We will not amend or modify the Plan under circumstances that would require additional stockholder solicitations under the DGCL or the federal securities laws without complying with the DGCL and the federal securities laws.

LIQUIDATION ANALYSIS AND ESTIMATES

     Our management has estimated, as of June   , 2002, the following
potentially realizable values for our assets, estimated liabilities and
estimated net costs of operations from June   , 2002 until the payment of
liquidation proceeds has been completed. There can be no assurance, however, that we will be able to dispose of any of our assets or settle our liabilities at the indicated values, and we have not sought current, independent appraisals for any of our assets.


Estimated Values of the Assets of the Company
  Cash, cash equivalents and marketable securities..........   $
  Accounts receivable.......................................
  Receivables from sales of divisions.......................
  Property and equipment....................................
  Security deposits and other...............................
     Total Assets...........................................   $
Estimated Liabilities of the Company
  Amounts payable to vendors................................   $
  Accrued payroll, severance and benefits...................
  International winddown costs..............................
  Contract termination costs................................
  Other accrued expenses and contingency reserve............
     Total estimated liabilities............................   $
Estimated Net Operating Costs...............................
  Compensation for liquidation personnel....................
  Legal, audit and other professional fees..................
  Insurance and facility costs..............................   $
     Total estimated operating costs, net...................   $
Estimated Minimum Net Proceeds Available for Distribution to
  Stockholders..............................................   $
Estimated Minimum Net Proceeds Available for Distribution
  Per Common Share..........................................   $

     The method used by the board and management in estimating the values and value ranges of our assets are inexact and may not approximate values actually realized. Our board's assessment assumes that the estimate of our liabilities and operating costs are accurate, but those estimates are subject to numerous uncertainties beyond our control and also do not reflect any contingent liabilities that may materialize. For all these reasons, we cannot assure you that the actual net proceeds distributed to stockholders in liquidation will not be significantly less than the estimated amount shown. Moreover, we can not assure you that any amounts to be received by stockholders in liquidation will equal or exceed the price or prices at which the common stock has recently traded or may trade in the future.

LIQUIDATING DISTRIBUTIONS; NATURE; AMOUNT; TIMING

     Although our board of directors has not established a firm timetable for distributions to stockholders if the Plan is approved by the stockholders, the board of directors intends to, subject to contingencies inherent in winding up our business, make such distributions as promptly as practicable including a
$          per share distribution as soon as practicable following the filing of our certificate of dissolution in Delaware. We anticipate making distributions
totaling $          to $          per share, in the aggregate, including the
initial distribution. The liquidation is expected to be concluded prior to the third anniversary of the filing of the certificate of dissolution in Delaware by a final liquidating distribution either directly to the stockholders or to a liquidating trust. The board of directors is, however, currently unable to predict the precise nature, amount or timing of this distribution or any other distributions pursuant to the Plan. The actual nature, amount and timing of all distributions will be determined by the board of directors, in its sole discretion, and will depend in part upon our ability to convert our remaining assets into cash.

     We do not plan to satisfy all of our liabilities and obligations prior to making distributions to our stockholders, but instead will reserve assets deemed by management and the board of directors to be adequate to provide for such liabilities and obligations.

     Uncertainties as to the precise net value of our non-cash assets and the ultimate amount of our liabilities make it impracticable to predict the aggregate net value ultimately distributable to stockholders. Claims, liabilities and expenses from operations (including operating costs, salaries, income taxes, payroll and local taxes, legal and accounting fees and miscellaneous office expenses), although currently declining, will continue to be incurred following approval of the Plan. These expenses will reduce the amount of assets available for ultimate distribution to stockholders, and, while we do not believe that a precise estimate of those expenses can currently be made, management and the board of directors believe that available cash and amounts received on the sale of assets will be adequate to provide for our obligations, liabilities, expenses and claims (including contingent liabilities) and to make cash distributions to stockholders. However, we cannot assure you that available cash and amounts received on the sale of assets will be adequate to provide for our obligations, liabilities, expenses and claims and to make cash distributions to stockholders. If such available cash and amounts received on the sale of assets are not adequate to provide for our obligations, liabilities, expenses and claims, distributions of cash and other assets to our stockholders will be reduced.

SALES OF OUR ASSETS

     The sale by us of an appreciated asset will result in the recognition of taxable gain by us to the extent the fair market value of such asset exceeds our tax basis in such asset.

     The Plan gives the board of directors the authority to sell all of our assets. As of the date of this proxy statement, we have agreed to sell the Jupiter research and events assets as described in Proposal 1. We have also agreed to assign certain intellectual property, including our "PC Meter" software and dictionaries and our license agreement with Zone Labs, Inc., to The NPD Group, Inc. In addition, we have sold the assets of our Media Metrix Internet audience measurement business and our AdRelevance advertising measurement business. Ratification of the Plan includes the ratification of these prior transactions which are more fully described in "Proposal 1: The Asset Purchase Agreement and Asset Sale -- Background of the Asset Sale." Additional agreements for the sale of assets may be entered into prior to the special meeting and, if entered into, may be contingent upon the approval of the Plan at the special meeting. Approval of the Plan will constitute approval of any such agreements and sales. Sales of our assets will be made on such terms as are approved by the board of directors and may be conducted by competitive bidding, public sales or privately negotiated sales. Any sales will only be made after the board of directors has determined that any such sale is in the best interests of the stockholders. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the board of directors, as we have been advised by our counsel that such further votes are not required by the DGCL. We do not anticipate amending or supplementing the proxy statement to reflect any such agreement or sale, unless required by applicable law. The prices at which we will be able to sell our various assets will depend largely on factors beyond our control, including, without limitation, the rate of inflation, changes in interest rates, the condition of financial markets, the availability of financing to prospective purchasers of the assets and United States and foreign regulatory approvals. In addition, we may not obtain as high a price for a particular asset as it might secure if we were not in liquidation. The Plan does not require us to obtain appraisals or other third party opinions as to the value of our assets in connection with the dissolution and liquidation.

CONDUCT OF THE COMPANY FOLLOWING ADOPTION OF THE PLAN

     Since the adoption of the Plan by the board of directors, the board and management have effectively terminated our operations, except to provide limited services to comScore Networks, Inc., the purchaser of our Media Metrix Internet audience measurement business, and to INT Media Group pursuant to the management agreement. The continuing directors and any other employees will receive compensation for the duties then being performed as determined by the board of directors. The board of directors has not established specific guidelines for determination of the compensation to be paid to our directors and employees following approval of the Plan by the stockholders. Such compensation will be determined by evaluation of all relevant factors, including, without limitation, the efforts of such individuals in successfully implementing the Plan and a review of compensation payable to individuals exercising similar authority and bearing similar responsibilities.

     Following approval of the Plan by the stockholders, our activities will be limited to winding up our affairs, taking such action as may be necessary to preserve the value of our assets and distributing our assets in accordance with the Plan. We will seek to distribute or liquidate all of our assets in such manner and upon such terms as the board of directors determines to be in the best interests of our stockholders.

     Following the approval of the Plan by our stockholders, we shall continue to indemnify our officers, directors, employees and agents in accordance with our Amended and Restated Certificate of Incorporation and By-laws for actions taken in connection with the Plan and the winding up of our affairs. Our obligation to indemnify such persons may be satisfied out of the assets of any liquidating trust. The board of directors and the trustees of any liquidating trust may obtain and maintain such insurance as may be necessary to cover our indemnification obligations under the Plan.

SATISFACTION OF LIABILITIES; CONTINGENCY RESERVE; LIQUIDATING TRUST

     Under the DGCL, we are required, in connection with our dissolution, to pay or provide for payment of all of our liabilities and obligations. Following approval of the Plan by our stockholders, we will pay all expenses and fixed and other known liabilities, or set aside as a Contingency Reserve cash and other assets which we believe to be adequate for payment thereof. We are currently unable to estimate with precision the amount of any Contingency Reserve which may be required, but any such amount (in addition to any cash contributed to a liquidating trust, if one is utilized) will be deducted before the determination of amounts available for distribution to stockholders.

     The actual amount of the Contingency Reserve will be based upon estimates and opinions of management and the board of directors and derived from consultations with outside experts and review of our estimated operating expenses, including, without limitation, anticipated compensation payments, legal and accounting fees, rent, payroll and other taxes payable, miscellaneous office expenses and expenses accrued in our financial statements. There can be no assurance that the Contingency Reserve in fact will be sufficient. We have not made any specific provision for an increase in the amount of the Contingency Reserve. Subsequent to the establishment of the Contingency Reserve, we will distribute to our stockholders any portions of the

Contingency Reserve which it deems no longer to be required. After the liabilities, expenses and obligations for which the Contingency Reserve had been established have been satisfied in full, we will distribute to our stockholders any remaining portion of the Contingency Reserve.

     If deemed necessary, appropriate or desirable by the board of directors for any reason, we may, from time to time, transfer any of our unsold assets to one or more liquidating trusts established for the benefit of our stockholders, which property would thereafter be sold or distributed on terms approved by our trustees. The board of directors and management may determine to transfer assets to a liquidating trust in circumstances where the nature of an asset is not susceptible to distribution (for example, interests in intangibles) or where the board of directors determines that it would not be in our best interests and our stockholders for such assets to be distributed directly to the stockholders at such time. If all of our assets (other then the Contingency Reserve) are not sold or distributed prior to the third anniversary of the effectiveness of the dissolution we will transfer in final distribution such remaining assets to a liquidating trust. The board of directors may also elect in its discretion to transfer the Contingency Reserve, if any, to such a liquidating trust. Notwithstanding the foregoing, to the extent that the distribution or transfer of any asset cannot be effected without the consent of a governmental authority, no such distribution or transfer shall be effected without such consent. The purpose of a liquidating trust would be to distribute such property or to sell such property on terms satisfactory to the liquidating trustees, and distribute the proceeds of such sale after paying those liabilities, if any, assumed by the trust, to our stockholders. Any liquidating trust acquiring all of our unsold assets will assume all of our liabilities and obligations and will be obligated to pay any expenses and liabilities which remain unsatisfied. If the Contingency Reserve transferred to the liquidating trust is exhausted, such expenses and liabilities will be satisfied out of the liquidating trust's other unsold assets.

     The Plan authorizes the board of directors to appoint one or more individuals or entities to act as trustee or trustees of the liquidating trust or trusts and to cause us to enter into a liquidating trust agreement or agreements with such trustee or trustees on such terms and conditions as may be approved by the board of directors. It is anticipated that the board of directors will select such trustee or trustees on the basis of the experience of such individual or entity in administering and disposing of assets and discharging liabilities of the kind to be held by the liquidating trust or trusts and the ability of such individual or entity to serve the best interests of our stockholders. Approval of the Plan by the stockholders will also constitute the approval by our stockholders of any such appointment and any liquidating trust agreement or agreements.

     We have no present plan to use a liquidating trust or trusts, but the board of directors believes the flexibility provided by the Plan with respect to the liquidating trusts to be advisable. The trust would be evidenced by a trust agreement between the Company and the trustees. The purpose of the trust would be to serve as a temporary repository for the trust property prior to its disposition or distribution to our stockholders. The transfer to the trust and distribution of interests therein to our stockholders would enable us to divest ourselves of the trust property and permit our stockholders to enjoy the economic benefits of ownership of the property. Pursuant to the trust agreement, the trust property would be transferred to the trustees immediately prior to the distribution of interests in the trust to our stockholders, to be held in trust for the benefit of the stockholder beneficiaries subject to the terms of the trust agreement. It is anticipated that the interests would be evidenced only by the records of the trust and there would be no certificates or other tangible evidence of such interests and that no holder of common stock would be required to pay any cash or other consideration for the interests to be received in the distribution or to surrender or exchange shares of common stock in order to receive the interests.

     UNDER THE DGCL, IN THE EVENT WE FAIL TO CREATE AN ADEQUATE CONTINGENCY RESERVE FOR PAYMENT OF OUR EXPENSES AND LIABILITIES, OR SHOULD SUCH CONTINGENCY RESERVE AND THE ASSETS HELD BY THE LIQUIDATING TRUST OR TRUSTS BE EXCEEDED BY THE AMOUNT ULTIMATELY FOUND PAYABLE IN RESPECT OF EXPENSES AND LIABILITIES, EACH STOCKHOLDER COULD BE HELD LIABLE FOR THE PAYMENT TO CREDITORS OF SUCH STOCKHOLDER'S PRO RATA SHARE OF SUCH EXCESS, LIMITED TO THE AMOUNTS RECEIVED BY SUCH STOCKHOLDER FROM US OR FROM THE LIQUIDATING TRUST OR TRUSTS.

     If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the Contingency Reserve and the assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of distributions under the Plan on the ground that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders and/or interest holders under the Plan.

FINAL RECORD DATE

     We will close our stock transfer books and discontinue recording transfers of shares of common Stock on the Final Record Date, and thereafter certificates representing shares of common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the Final Record Date, we will not issue any new stock certificates, other than replacement certificates. It is anticipated that no further trading of our shares will occur on or after the Final Record Date. All liquidating distributions from the Company or a liquidating trust on or after the Final Record Date will be made to stockholders according to their holdings of common stock as of the Final Record Date. Subsequent to the Final Record Date, we may at our election require stockholders to surrender certificates representing their shares of the common stock in order to receive subsequent distributions. Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates should be required, all distributions otherwise payable by us or the liquidating trust, if any, to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder's certificate evidencing the common stock has been lost, stolen or destroyed, the stockholder may be required to furnish us with satisfactory evidence of the loss, theft or destruction thereof, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

LISTING AND TRADING OF OUR COMMON STOCK AND INTERESTS IN THE LIQUIDATING TRUST OR TRUSTS

     We currently intend to close our stock transfer books on the Final Record Date and to cease recording stock transfers and issuing stock certificates (other than replacement certificates) at such time. Accordingly, it is expected that trading in the shares will cease on and after such date.

     Our common stock is currently listed for trading on the Nasdaq Stock Market's National Market. For continued listing, a company, among other things, must meet certain minimum requirements with respect to net tangible assets, market value of its securities held by non-affiliates, and minimum bid prices per share. In addition, a company must maintain an operating business. We expect that on or prior to the cessation of our operations, our common stock will be delisted from the Nasdaq National Market. Trading, if any, in the common stock would thereafter be conducted in the over-the-counter market in the so-called "pink sheets" or the NASD's "Electronic Bulletin Board". As a consequence of such delisting, an investor would likely find it more difficult to dispose of, or to obtain quotations as to, the price of our common stock. Delisting of the common stock may result in lower prices for the common stock than would otherwise prevail. In any event, we will close our stock transfer books upon the effectiveness of the dissolution. Thereafter, the stockholders will not be able to transfer their shares.

     It is anticipated that the interests in a liquidating trust or trusts will not be transferable, although no determination has yet been made. Such determination will be made by the board of directors and management prior to the transfer of unsold assets to the liquidating trust and will be based on, among other things, the board of directors' and management's estimate of the value of the assets being transferred to the liquidating trust or trusts, tax matters and the impact of compliance with applicable securities laws. Should the interests be transferable, we plan to distribute an information statement with respect to the liquidating trust or trusts at the time of the transfer of assets and the liquidating trust or trusts may be required to comply with the periodic reporting and proxy requirements of the Exchange Act. The costs of compliance with such requirements would reduce the amount which otherwise could be distributed to interest holders. Even if transferable, the interests are not expected to be listed on a national securities exchange or quoted through Nasdaq, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets.

     As stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes, the distribution of non-transferable interests could result in tax liability to the interest holders without their being readily able to realize the value of such interests to pay such taxes or otherwise.

ABSENCE OF APPRAISAL RIGHTS

     Under the DGCL, our stockholders are not entitled to appraisal rights for their shares of our common stock in connection with the transactions contemplated by the Plan.

REGULATORY APPROVALS

     No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the liquidation.

   MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATED TO PROPOSALS 1 AND 2

     The following discussion summarizes material U.S. federal income tax consequences that may result from the asset sale and the Plan. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated under the Code, judicial decisions, and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the asset sale or the distributions under the Plan. In addition, the discussion does not address all U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders who are subject to special rates, such as dealers in securities or foreign currency, tax-exempt entities, non-U.S. stockholders, banks, thrifts, insurance companies, retirement plans, persons that hold our common stock as part of a "straddle", a "hedge", a "constructive sale" transaction or a "conversion transaction," persons that have a "functional currency" other than the U.S. dollar, and investors in pass-through entities. This discussion also does not address the U.S. federal income tax consequences on our stockholders that do not hold our stock as a capital asset. For purposes of this discussion, a U.S. stockholder is: a citizen or resident of the United States; a corporation, partnership or other entity organized under the laws of the United States or any political subdivision thereof; an estate whose income is subject to U.S. federal income taxation regardless of its source; or a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust. A non-U.S. stockholder is any holder that is not a U.S. stockholder.

     This discussion is for general information only and may not address all tax considerations that may be significant to you. Stockholders are urged to consult their own tax advisors as to their particular tax consequences, including the applicability and effect of any state, local or foreign laws.

     Tax Consequences to Us. After the approval of the Plan and until our liquidation is completed, we will continue to be subject to income tax on our taxable income, if any. We will generally recognize taxable gain or loss on the disposition of our assets pursuant to the asset sale or other sales or distributions pursuant to the Plan. Due to our anticipated level of operating losses and expenses for 2002, we do not believe that the asset sale or any sales or distributions under the Plan will generate a current regular federal income tax liability or alternative minimum tax liability to our corporation.

     Tax Consequences to Stockholders. Our stockholders will not recognize any gain or loss as a result of the asset sale by us. However, our stockholders may owe taxes on the distribution of cash proceeds we intend to make after the closing of the asset sale or during our liquidation.

     Our stockholders will recognize gain or loss equal to the difference between (i) the sum of the amount of cash distributed to them and the fair market value (at the time of distribution) of any property distributed to them, and (ii) their tax basis for their shares of our common stock. A stockholder's tax basis in his or her shares will generally equal the cost of the shares.

     A stockholder's gain or loss will be computed on a "per share" basis. We expect to make more than one liquidating distribution, each of which will be allocated proportionately to each share of stock owned by a stockholder. The value of each liquidating distribution will be applied against and reduce a stockholder's tax basis in his or her shares of stock and gain will be recognized by reason of a liquidating distribution only to the extent that the aggregate value of such distributions received by a stockholder with respect to a share exceeds his or her tax basis for that share. Any loss will generally be recognized only when the final distribution from us has been received and then only if the aggregate value of the liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Gain or loss recognized by a stockholder will be capital gain or loss; provided, however, if it were to be determined that distributions made pursuant to the Plan were not liquidating distributions, the result could be treatment of distributions as dividends taxable at ordinary income rates.

     Upon any distribution of property, the stockholder's tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution. The gain or loss realized upon the stockholder's future sale of that property will be measured by the difference between the stockholder's tax basis in the property at the time of such sale and the proceeds of such sale.

     After the close of our taxable year, we will provide stockholders and the Internal Revenue Service, or "IRS", with a statement of the amount of cash distributed to the stockholders and our best estimate as to the value of any property distributed to them during that year. There can be no assurance that the IRS will not challenge such valuation. As a result of such a challenge, the amount of gain or loss recognized by stockholders might be changed. Distributions to stockholders could result in tax liability to any given stockholder exceeding the amount of cash received, requiring the stockholder to meet the tax obligations from other sources or by selling all or a portion of the assets received. Such sales, or the prospect of such sales, could reduce the market price of the securities received.

THE LIQUIDATING TRUST OR TRUSTS

     If we transfer assets to a liquidating trust or trusts, we intend to structure such trust or trusts so that stockholders will be treated for tax purposes as having received their pro rata share of the property transferred to the liquidating trust or trusts. In such event, the amount of the distribution will be reduced by the amount of known liabilities assumed by the liquidating trust or trusts or to which the property transferred is subject. The liquidating trust or trusts themselves should not be subject to tax. After formation of the liquidating trust or trusts, the stockholders will take into account for Federal income tax purposes their allocable portion of any income, gain or loss recognized by the liquidating trust or trusts. As a result of the transfer of property to the liquidating trust or trusts and the ongoing operations of the liquidating trust or trusts, stockholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust or trusts with which to pay such tax.

     THE FOREGOING SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER. THE TAX CONSEQUENCES OF THE ASSET SALE OR DISTRIBUTIONS UNDER THE PLAN MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE STOCKHOLDER. YOU ARE STRONGLY URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE ASSET SALE AND THE DISTRIBUTIONS UNDER THE PLAN INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS.

       PROPOSAL THREE: AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE
                                OF INCORPORATION

GENERAL; REASONS FOR THE AMENDMENT

     Our board of directors has approved and adopted a resolution proposing, declaring advisable and in our best interests, and recommending to our stockholders for approval, an amendment to our Amended and Restated Certificate of Incorporation. The purpose of the amendment is to:

     - decrease the minimum number of directors required to serve on the board of directors from six persons to one person; and

     - to change our corporate name to JMXI, Inc., as required under the agreements for the sales of our Media Metric Internet audience measurement business and the sale of our Jupiter research and events businesses.

     If the proposal is approved, the board will have the ability to reduce the size of the board as circumstances warrant and our corporate name will be changed from Jupiter Media Metrix, Inc. to JMXI, Inc. The board believes that approval of the amendment to the amended and restated certificate of incorporation is required and will better permit us to wind down our operations in an orderly manner. The text of the proposed amendment to the amended and restated certificate of incorporation is attached hereto as Exhibit C.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Except as otherwise indicated, the following table sets forth information with respect to beneficial ownership of our common stock as of June 15, 2002 by:

     - each person known by us to beneficially own more than 5% of our common stock;

     - our named executive officers;

     - each of our directors; and

     - all of our executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o Jupiter Media Metrix, Inc., 21 Astor Place, 6th Floor, New York, New York 10003. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by such persons that are exercisable within 60 days of June 15, 2002, but excludes shares of common stock underlying options held by any other person. Percentage of beneficial ownership is based on 35,880,531 shares of common stock outstanding as of June 15, 2002.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              -------------------
NAME OF BENEFICIAL OWNER                                       NUMBER     PERCENT
------------------------                                      ---------   -------
Tod Johnson(1)..............................................  5,282,014    14.7%
The NPD Group, Inc.(2)......................................  4,294,514    12.0%
Gene DeRose(3)..............................................  1,465,040     7.4%
Kurt Abrahamson(4)..........................................    798,275     4.1%
Robert Becker(5)............................................    284,375     *
Robert Kavner(6)............................................    216,245     *
Jean Robinson(7)............................................    130,000     *
James Mortensen(8)..........................................     62,929     *
Stig Kry(9).................................................     39,226     *
Randy Pausch(10)............................................     20,000     *
All directors and executive officers as a group (9
  persons)(11)..............................................  8,298,104    22.6%

---------------

  *  Indicates less than one percent of the common stock.

 (1) Includes 4,294,514 shares of our common stock owned by The NPD Group, Inc. ("NPD") of which Mr. Johnson is the principal stockholder and chief executive officer. Of the 4,294,514 shares of our common stock owned by NPD, 150,836 shares of the common stock are required to be sold to certain present or former employees or advisors of NPD upon the exercise of options granted on such shares pursuant to an NPD benefit plan. Also includes 125,000 shares issuable upon the exercise of warrants. The address of Mr. Johnson is c/o The NPD Group, Inc., 900 West Shore Road, Port Washington, NY 11050.

 (2) Includes 150,836 shares of our common stock are required to be sold to certain present or former employees or advisors of NPD upon the exercise of options granted on such shares pursuant to an NPD benefit plan. The address of NPD is 900 West Shore Road, Port Washington, NY 11050.

 (3) Includes 42,570 shares issuable upon the exercise of options.

 (4) Includes 79,698 shares issuable upon the exercise of options.

 (5) All shares are issuable upon the exercise of options.

 (6) Includes 27,045 shares issuable upon the exercise of options.

 (7) Includes 125,765 shares issuable upon the exercise of options.

 (8) Includes 20,000 shares held indirectly in Mr. Mortensen's individual retirement account and 34,120 shares issuable upon the exercise of options.

 (9) Includes 36,226 shares issuable upon the exercise of options.

(10) All shares are issuable upon the exercise of options.

(11) Includes 783,616 shares issuable upon the exercise of options and warrants.

                   WHERE YOU CAN FIND ADDITIONAL INFORMATION

     Jupiter Media Metrix files reports, proxy and information statements and other information with the Securities and Exchange Commission. Copies of such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at:

                                Judiciary Plaza
                                   Room 1024
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

     Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains an Internet site that contains reports, proxy statements and other information regarding Jupiter Media Metrix. The address of the Securities and Exchange Commission Internet site is http://www.sec.gov.

     Jupiter Media Metrix stockholders should call Jonathan Anderson at
(917)-534-6152 with any questions about the asset sale, the Plan or the charter amendment

                                 OTHER BUSINESS

     The Board knows of no other business that will be presented for consideration at the special meeting. If other matters are properly brought before the special meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Robert Becker
                                          Chief Executive Officer

New York, New York
July   , 2002

                                                                       EXHIBIT A

                            ASSET PURCHASE AGREEMENT
                                  BY AND AMONG
                         INT MEDIA GROUP, INCORPORATED
                           JUPITER MEDIA METRIX, INC.
                                      AND
                          JUPITER COMMUNICATIONS, INC.
                                  DATED AS OF
                                 JUNE 20, 2002

                               ARTICLE I
                              DEFINITIONS
1.01  Definitions.................................................   A-1
                               ARTICLE II
                           PURCHASE AND SALE
2.01  Purchase and Sale...........................................   A-4
2.02  Excluded Assets.............................................   A-4
2.03  Assumption of Liabilities...................................   A-4
2.04  Excluded Liabilities........................................   A-4
2.05  Assignment of Contracts and Rights..........................   A-5
2.06  Purchase Price; Allocation of Purchase Price................   A-6
2.07  Closing.....................................................   A-6
2.08  Management Agreement........................................   A-6
                              ARTICLE III
          REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER
3.01  Organization and Qualification..............................   A-6
3.02  Corporate Authorization.....................................   A-6
3.03  Non-Contravention...........................................   A-7
3.04  Required Consents...........................................   A-7
3.05  Absence of Certain Changes..................................   A-7
3.06  Personal Property...........................................   A-7
3.07  Sufficiency of Purchased Assets; Operation of Business......   A-7
3.08  Title to Purchased Assets...................................   A-7
3.09  Litigation..................................................   A-8
3.10  Material Contracts..........................................   A-8
3.11  Licenses and Permits........................................   A-8
3.12  Compliance with Laws........................................   A-9
3.13  Receivables.................................................   A-9
3.14  Proprietary Rights..........................................   A-9
3.15  Employees; Labor Matters....................................  A-10
3.16  Finder's Fees...............................................  A-10
3.17  Financial Statements........................................  A-11
3.18  Tax Matters.................................................  A-11
3.19  Third Party Offer...........................................  A-11
                               ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF BUYER
4.01  Organization and Qualification..............................  A-11
4.02  Corporate Authorization.....................................  A-11
4.03  Non-Contravention...........................................  A-11
4.04  Finders' Fees...............................................  A-12
                               ARTICLE V
                        COVENANTS OF THE PARTIES
5.01  Best Efforts; Further Assurances; Proxy Statement...........  A-12
5.02  Certain Filings.............................................  A-12
5.03  Conduct of Business.........................................  A-12
5.04  Nonsolicitation by Seller and Parent........................  A-12

5.05  Nonsolicitation by Buyer....................................  A-12
5.06  Covenant Not to Compete.....................................  A-13
5.07  Name Change.................................................  A-13
5.08  Mail and Communications.....................................  A-13
5.09  Informational Updates.......................................  A-14
5.10  Public Announcements........................................  A-14
5.11  Cooperation and Records Retention...........................  A-14
5.12  Transfer of Domain Names....................................  A-14
5.13  Use of Office Space.........................................  A-14
5.14  Right of First Refusal......................................  A-15
5.15  Termination Fee.............................................  A-15
5.16  Post Closing Reserves.......................................  A-15
5.17  Assistance with Transfer of Purchased Assets................  A-15
                               ARTICLE VI
                           EMPLOYEE BENEFITS
6.01  Employees and Offers of Employment..........................  A-15
6.02  Distribution of 401(k) Plan Accounts........................  A-16
                              ARTICLE VII
                         CONDITIONS TO CLOSING
7.01  Conditions to the Obligations of Each Party.................  A-16
7.02  Conditions to the Obligations of Buyer......................  A-17
                              ARTICLE VIII
                       SURVIVAL; INDEMNIFICATION
8.01  Survival....................................................  A-17
8.02  Indemnification.............................................  A-17
8.03  Procedures; No Waiver; Exclusivity..........................  A-18
                               ARTICLE IX
                             MISCELLANEOUS
9.01  Notices.....................................................  A-19
9.02  Termination.................................................  A-19
9.03  Amendments; No Waivers......................................  A-20
9.04  Expenses....................................................  A-20
9.05  Successors and Assigns......................................  A-20
9.06  Governing Law...............................................  A-20
9.07  Counterparts; Effectiveness.................................  A-20
9.08  Entire Agreement............................................  A-20
9.09  Captions....................................................  A-20
9.10  Incorporation of Exhibits and Schedules.....................  A-20

EXHIBITS AND SCHEDULES

Exhibit A   Copyright Assignment Agreement
Exhibit B   Trademark Assignment Agreement
Exhibit C   Bill of Sale and General Assignment
Exhibit D   Assignment and Assumption Agreement
Exhibit E   Name Change Agreement

                            ASSET PURCHASE AGREEMENT

     ASSET PURCHASE AGREEMENT dated as of June 20, 2002, by and among INT Media Group, Incorporated, a Delaware corporation ("Buyer"), Jupiter Media Metrix, Inc., a Delaware corporation ("Parent"), and Jupiter Communications, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Seller").

                             W I T N E S S E T H :

     WHEREAS, Buyer desires to acquire, and Parent and Seller desire to sell, all of the assets, properties and rights of Seller and Parent, as the case may be, listed on Schedule 2.01 and relating to Seller's business, which provides business-to-business and business-to-consumer clients with strategic research and analysis relating to Internet commerce and new technologies (including, without limitation, customer contracts, personnel, research databases, intellectual property and research reports) (the "Research Business") and which provides in-person seminars, conferences and other events related to Internet commerce and new technologies (the "Events Business", and together with the Research Business, the "Business"), but excluding all other assets, properties and rights of Seller and Parent, including, without limitation, those used in connection with the Retained Business (as defined below) and not listed on
Schedule 2.01, upon the terms and subject to the conditions set forth in this Agreement (the "Acquisition"); and

     WHEREAS, the Board of Directors of Parent has determined that it is in the best interests of Parent and Seller to sell all of the assets, properties and rights relating to the Business to Buyer, upon the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.01 Definitions.

     The following terms, as used herein, have the following meanings:

     "401(k) Plan" is defined in Section 6.02 of this Agreement.

     "Accrued Vacation Liability" means the liability as of the Closing Date of Parent or Seller, as the case may be, pursuant to their respective employment policies up to a maximum of 10 days for any and all accrued vacation of the Transferred Employees.

     "Acquisition" is defined in the first recital of the preamble to this Agreement.

     "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person.

     "Allocation Statement" is defined in Section 2.06 of this Agreement.

     "Ancillary Agreements" is defined in Section 2.07 of this Agreement.

     "Assignment and Assumption Agreement" means that certain Assignment and Assumption Agreement between Buyer and Seller in substantially the form attached hereto as Exhibit D.

     "Assumed Liabilities" is defined in Section 2.03 of this Agreement.

     "Benefit Arrangement" means an employment, severance or similar contract, arrangement or policy and each plan or arrangement providing for severance pay, life insurance or health care coverage (including any self-insured arrangements), flexible spending accounts or cafeteria benefit programs under Code Section 125, workers' compensation, disability benefits, dependent care benefits, supplemental unemployment benefits, vacation benefits, pension or retirement benefits or providing for deferred compensation, profit-sharing, cash or stock bonuses, stock options, stock appreciation rights, stock purchase or other forms of incentive compensation or post-retirement life insurance, health care or disability coverage that (i) is not an Employee Plan and (ii) is maintained or contributed to by Seller or any of its ERISA Affiliates.

     "Bill of Sale and General Assignment" means that certain Bill of Sale and General Assignment between Buyer and Seller in substantially the form attached hereto as Exhibit C.

     "Business" is defined in the first recital of the preamble to this Agreement.

     "Buyer" is defined in the preamble to this Agreement.

     "Closing" is defined in Section 2.07 of this Agreement.

     "Closing Date" means the date of the Closing.

     "COBRA" is defined in Section 2.04 of this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Contracts" means all contracts, agreements, leases, licenses, commitments, sales and purchase orders and other instruments listed on Schedule 2.01 or any attachments thereto.

     "Copyright Assignment Agreement" means that certain Copyright Assignment Agreement between Buyer and Seller in substantially the form attached hereto as Exhibit A.

     "Deposit" is defined in Section 2.06(a) of this Agreement.

     "Domain Names" is defined in Section 3.14 of this Agreement.

     "Employee Plan" means each "employee benefit plan" of Seller, as such term is defined in Section 3(3) of ERISA, that (i) is subject to any provision of ERISA and (ii) is maintained or contributed to by either Seller or any of its ERISA Affiliates, as the case may be.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414(b), (c),
(m) or (o) of the Code.

     "Events Business" is defined in the first recital of the preamble to this Agreement.

     "Excluded Assets" is defined in Section 2.02 of this Agreement.

     "Excluded Liabilities" is defined in Section 2.04 of this Agreement.

     "Indemnification Cap" is defined in Section 8.02(c) of this Agreement.

     "Indemnified Person" is defined in Section 8.03 of this Agreement.

     "Indemnifying Person" is defined in Section 8.03 of this Agreement.

     "Intellectual Property" means all of the following owned or used in the conduct of the Business or subject to any Intellectual Property Agreement in any jurisdiction worldwide: (A) trademarks, service marks, trade dress, logos, tradenames, service names and corporate names and registrations and applications for registration thereof, (B) copyrights, Internet domain names and registrations and applications for registration thereof, (C) computer software programs and applications in both source and object code form data and documentation, sui generis database rights and statistical models, (D) trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information,
(E) other proprietary rights relating to any of the foregoing (including without limitation associated goodwill and remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and (F) copies and tangible embodiments thereof.

     "Intellectual Property Agreements" means the Copyright Assignment Agreement and the Trademark Assignment Agreement.

     "IRS" means the Internal Revenue Service.

     "Letter of Understanding" means the letter of understanding between Parent and Buyer dated as of June 13, 2002.

     "License Agreement" is defined in Section 3.15(b) of this Agreement.

     "Lien" means, with respect to any asset, any mortgage, lien (including any tax lien), pledge, charge, security interest or encumbrance of any kind in respect of such asset.

     "Losses" is defined in Section 8.02 of this Agreement.

     "Management Agreement" means that certain Management Agreement dated as of June 20, 2002 by and between Buyer and Parent.

     "Name Change Agreement" is defined in Section 5.12 of this Agreement.

     "Net Current Assets" means, with respect to any Person, the total current assets of such Person minus the total current liabilities of such Person, in each case as determined in accordance with U.S. Generally Accepted Accounting Principals in effect on the date hereof.

     "Offer" is defined in Section 3.19 of this Agreement.

     "Option Period" is defined in Section 5.14 of this Agreement.

     "Parent" is defined in the preamble to this Agreement.

     "Permits" is defined in Section 3.11 of this Agreement.

     "Permitted Liens" is defined in Section 3.06 of this Agreement.

     "Person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Purchase Price" is defined in Section 2.06 of this Agreement.

     "Purchased Assets" is defined in Section 2.01 of this Agreement.

     "Representatives" means Parent's, Seller's or Buyer's respective officers, directors, employees, accountants, counsel, consultants, advisors, agents and Affiliates.

     "Required Consent" is defined in Section 3.04 of this Agreement.

     "Research Business" is defined in the first recital of the preamble to this Agreement.

     "Retained Business" means all of Parent's existing businesses other than the Business.

     "ROFR Notice" is defined in Section 3.19 of this Agreement.

     "ROFR Offer" is defined in Section 5.14 of this Agreement.

     "Seller" is defined in preamble to this Agreement.

     "Software Programs" is defined in Section 3.14 of this Agreement.

     "Tax" means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, and including any interest, penalties or additions to tax.

     "Termination Fee" is defined in Section 5.15 of this Agreement.

     "Third Party Offer" is defined in Section 5.14 of this Agreement.

     "Trademark Assignment Agreement" means that certain Trademark Assignment Agreement between Buyer and Seller in substantially the form attached hereto as Exhibit B.

     "Transfer Procedure" is defined in Section 5.12 of this Agreement.

     "Transferred Employees" is defined in Section 6.01 of this Agreement.

     "Works" is defined in Section 3.14(f) of this Agreement.

                                   ARTICLE II

                               PURCHASE AND SALE

     2.01 Purchase and Sale. On the terms and subject to the conditions of this Agreement, Seller and Parent, as the case may be, shall sell, convey, transfer, assign and deliver to Buyer, and Buyer shall purchase and accept from Seller and Parent, as the case may be, on the Closing Date, all right, title and interest of Seller or Parent in and to the assets, properties and rights listed on
Schedule 2.01,(1) wherever located (the "Purchased Assets").

     2.02 Excluded Assets. Buyer expressly understands and agrees that all assets, properties and rights of Seller or Parent not listed on Schedule 2.01 (the "Excluded Assets") shall be excluded from the Purchased Assets, including without limitation:

          (i) those assets, properties and rights used in the Retained Business;

          (ii) all cash and cash equivalents (including all bank accounts) and marketable securities;

          (iii) all intercompany receivables;

          (iv) all corporate records (including minute books and stock ledgers), tax returns and financial records except to the extent related to the Business or Purchased Assets (other than as necessary in connection with the winding up of Seller or Parent in which case copies of such records will be provided to Buyer upon request);

          (v) any Permits which may not be transferred without the consent, novation, waiver or approval of a third person or entity and for which such consent, novation, waiver or approval has not been obtained as set forth on
     Schedule 2.02;

          (vi) all insurance policies;

          (vii) any refunds, credits, prepayments or overpayments with respect to Taxes paid or accrued by Seller or Parent; and

          (viii) all assets of any Employee Plans and Benefit Arrangements, except as otherwise provided in Section 6.02.

     2.03 Assumption of Liabilities. On the Closing Date, Buyer shall assume and agree to perform all of the obligations of Seller or Parent, as the case may be, (i) for the Accrued Vacation Liability and (ii) set forth in the Contracts (other than liabilities or obligations attributable to any failure by Seller or Parent to comply with the terms thereof), but only to the extent such obligations in clause (ii) relate to periods on or after the Closing Date (the "Assumed Liabilities").

     2.04 Excluded Liabilities. Buyer shall not assume any liabilities other than the Assumed Liabilities (collectively, the "Excluded Liabilities"), and Seller and Parent shall retain and pay and satisfy in the

---------------

     1 Include telephone numbers.

ordinary course, and Buyer shall not assume, the Excluded Liabilities which shall include, but not be limited to, the following:

          (i) any obligation or liability for Tax arising from the operation of the Business prior to the Closing Date;

          (ii) any liabilities or obligations under any Employee Plans and Benefit Arrangements, other than the Accrued Vacation Liability;

          (iii) any liabilities arising prior to the Closing Date under Contracts included in the Purchased Assets;

          (iv) any liabilities or obligations for continued health care coverage for any employees or other qualified beneficiaries under Code Section 4980B ("COBRA") who have a qualifying COBRA event on or prior to the Closing Date;

          (v) any liabilities for pre-Closing employment liabilities, including but not limited to liabilities for or relating to severance payments, change of control payments, bonus, commissions, Title VII of the Civil Rights Act of 1964, as amended, or the Worker Adjustment and Retraining Notification Act of 1988, as amended;

          (vi) any pre-Closing or post-Closing liabilities for or relating to employees of Seller or Parent who are not Transferred Employees;

          (vii) any liability or obligation relating to an Excluded Asset;

          (viii) intercompany payables;

          (ix) any liabilities for or related to the Events Business; and

          (x) any liabilities for any action, suit, arbitration, investigation or proceeding pending against or threatened against or affecting Seller, Parent, the Business or any Purchased Asset before any court or arbitrator or any governmental body, agency or official, including those set forth on
     Schedule 3.09 hereto, or any fact or circumstance existing prior to the Closing Date which may give rise to the same, except as otherwise provided in this Agreement.

     2.05 Assignment of Contracts and Rights. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any Purchased Asset or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without consent of a third party thereto, would constitute a breach or other contravention thereof or in any way adversely affect the rights of Buyer, Parent or Seller thereunder. Parent, Seller and Buyer will use their commercially reasonable efforts (but without any payment of money by Parent, Seller or Buyer) to obtain the consent of the other parties to any such Purchased Asset (other than customer contracts) or claim or right or any benefit arising thereunder for the assignment thereof to Buyer as Buyer may request. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of Seller thereunder so that Buyer would not in fact receive all such rights, Parent, Seller and Buyer will cooperate in a mutually agreeable arrangement in order for Seller or Parent to provide Buyer with the same benefits and assume the obligations thereunder in accordance with this Agreement, including subcontracting, sub-licensing, or subleasing to Buyer, or under which Parent or Seller would enforce for the benefit of Buyer, with Buyer assuming either Parent's or Seller's obligations, any and all rights of Parent or Seller against a third party thereto. Parent or Seller, as the case may be, will promptly pay to Buyer when received all monies received by Parent or Seller under any Purchased Asset or any claim or right or any benefit arising thereunder, except to the extent the same represents an Excluded Asset. Notwithstanding anything herein to the contrary, Buyer, Parent and Seller agree that neither Parent nor Seller shall be liable for the return of any deposit, prepayment or refund of any prepaid amounts under any customer contract set forth Schedule 2.01(A) in the event any customer shall seek to terminate such contract set forth Schedule 2.01(A) or otherwise request or demand a refund of all or part of any such prepaid amounts.

     2.06 Purchase Price; Allocation of Purchase Price.

     (a) The purchase price for the Purchased Assets (the "Purchase Price") shall be comprised of (i) cash in the amount of $250,000 and (ii) the assumption of the Assumed Liabilities. Seller and Parent hereby acknowledge the prior receipt from Buyer of an earnest money cash deposit in the amount of $100,000 (the "Deposit") pursuant to the Letter of Understanding, which Deposit shall be applied to the payment of the Purchase Price in accordance with Section 2.07(a).

     (b) Within 30 days following the Closing, Seller and Buyer shall jointly prepare and deliver a statement (the "Allocation Statement"), setting forth the allocation of the Purchase Price (together with the Assumed Liabilities) among the Purchased Assets, in accordance with their relative fair market values, pursuant to Code Section 1060, and Buyer, Parent and Seller agree to report the sale and purchase of the Assets consistent with such allocation for all Tax purposes.

     2.07 Closing. The closing (the "Closing") of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities hereunder shall take place at the offices of Jupiter Media Metrix, Inc., 21 Astor Place, New York, NY 10003 at 4:00 p.m. on the first business day immediately following the date on which the conditions set forth in Article VII of this Agreement shall have been satisfied or waived, or at such other time or place as Buyer, Parent and Seller may agree (the "Closing Date"). At the Closing:

          (a) Buyer shall deliver to Seller the cash portion of the Purchase Price set forth in Section 2.06(a)(i), less the Deposit, by wire transfer of immediately available funds to the account or accounts designated by Seller to Buyer on or prior to the Closing Date;

          (b) Parent, Seller and Buyer shall enter into the Intellectual Property Agreements, an Assignment and Assumption Agreement and a Bill of Sale and General Assignment (collectively, with the Management Agreement, the "Ancillary Agreements"), and Parent and Seller shall deliver to Buyer such deeds, bills of sale, endorsements, consents, assignments and other good and sufficient instruments of conveyance and assignment as the parties and their respective counsel shall deem reasonably necessary or appropriate to vest in Buyer all right, title and interest in, to and under the Purchased Assets; and

          (c) Seller and Buyer shall also execute and deliver all such instruments, documents and certificates as may be reasonably requested by the other party that are necessary, appropriate or desirable for the consummation at the Closing of the transactions contemplated by this Agreement.

     2.08 Management Agreement. Concurrently with the execution and delivery of this Agreement, Parent and Buyer shall execute and deliver the Management Agreement.

                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER

     Parent and Seller hereby jointly and severally represent and warrant to Buyer, subject to the exceptions specifically disclosed in writing in the corresponding sections or subsections of the Seller Disclosure Schedule attached hereto and incorporated by reference herein, that:

     3.01 Organization and Qualification. Each of Parent and Seller has been duly organized and is validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

     3.02 Corporate Authorization. The execution, delivery and performance by Parent and Seller of this Agreement and each of the Ancillary Agreements to which it is a party, and the consummation by Parent and Seller of the transactions contemplated hereby and thereby, are within Parent's and Seller's respective corporate powers and, other than the approval of the stockholders of Seller and Parent, have been duly authorized by all necessary corporate action on the part of Seller and Parent, as the case may be. This Agreement and each of the Ancillary Agreements to which either Parent or Seller is a party have been duly executed and delivered by Parent and Seller, as the case may be, and constitute valid and binding agreements of Seller and Parent, as the case may be, enforceable against Seller or Parent, as the case may be, in accordance with their respective terms.

     3.03 Non-Contravention. The execution, delivery and performance by Parent and Seller of this Agreement and each of the Ancillary Agreements to which Seller or Parent is a party do not and will not (i) contravene or conflict with the corporate charter or bylaws of Parent or Seller; (ii) contravene or conflict with or constitute a violation of any provision of any law or regulation, judgment, injunction, order or decree binding upon or applicable to Parent, Seller, the Business or the Purchased Assets; or (iii) result in the creation or imposition of any Lien on any Purchased Asset, other than Permitted Liens.

     3.04 Required Consents. Schedule 3.04 sets forth each Contract or Permit requiring a consent, waiver, authorization or approval as a result of the execution, delivery and performance of this Agreement and the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby (each such consent, a "Required Consent").

     3.05 Absence of Certain Changes. Since March 31, 2002, Seller and Parent have conducted the Business in the ordinary course consistent with past practices, and, except as set forth on Schedule 3.05 hereto:

          (a) neither Parent nor Seller has entered into any material transaction or incurred any material liability or obligation with respect to the Business or the Purchased Assets other than in the ordinary course of business, nor are they directly or indirectly liable for or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit, in banks or other financial institutions, of items for collection; and

          (b) there has not been any material adverse change in the Purchased Assets or the condition (financial or otherwise) of the Business or the Purchased Assets, ordinary wear and tear excepted.

     3.06 Personal Property.

     (a) Schedule 2.01 sets forth a description of all personal property used in the Business and included in the Purchased Assets, including but not limited to machinery, equipment, furniture, spare and replacement parts, trade fixtures and fixed assets.

     (b) The equipment included in the Purchased Assets has no material defects, is in good operating condition and repair, has been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use of same, ordinary wear and tear excepted) and is suitable for its present uses in connection with the Business.

     (c) No Purchased Asset is subject to any Lien, except for the following (collectively, the "Permitted Liens"):

          (i) liens for taxes not yet due or being contested in good faith;

          (ii) liens for inchoate mechanics' and materialmen's liens for construction in progress and workmen's, repairmen's, warehousemen's and carriers' liens arising in the ordinary course of the Business; or

          (iii) liens and imperfections of title the existence of which would not materially adversely affect the use of the property subject thereto.

     3.07 Sufficiency of Purchased Assets; Operation of Business. The Purchased Assets, together with the rights provided under the Ancillary Agreements, constitute, and on the Closing Date will constitute, the assets, properties and rights necessary to conduct the Business as currently conducted.

     3.08 Title to Purchased Assets. Upon consummation of the transactions contemplated hereby, Buyer will have acquired good and marketable title in and to, or a valid leasehold interest in, each of the Purchased Assets, free and clear of all Liens, except for Permitted Liens.

     3.09 Litigation. Except as set forth on Schedule 3.09 hereto, there is no action, suit, arbitration, investigation or proceeding pending against or, to the best of Seller's knowledge, threatened against or affecting the Business or any Purchased Asset before any court or arbitrator or any governmental body, agency or official.

     3.10 Material Contracts.

     (a) Except for the Contracts disclosed in Schedule 3.10, Seller is not a party to or subject to any of the following agreements, contracts or commitments relating solely to the Business or necessary or useful for the operation of the
Business:

          (i) any real property lease;

          (ii) any contract for the purchase of materials, supplies, goods, services, equipment or other assets providing for annual payments by Seller in the amount of, or pursuant to which in the last year Seller paid in the aggregate, $25,000 or more;

          (iii) any sales, distribution or other similar agreement providing for the sale by Seller of materials, supplies, goods, services, equipment or other assets that provides for annual payments to Seller, or pursuant to which in the last year either Seller or an Affiliate received in the aggregate, $25,000 or more;

          (iv) any partnership, joint venture or other similar contract arrangement or agreement;

          (v) any contract relating to indebtedness for borrowed money or the deferred purchase price of property (whether incurred, assumed, guaranteed or secured by an asset);

          (vi) any material license agreement, franchise agreement or agreement in respect of similar rights granted to or held by Seller;

          (vii) any agency, dealer, sales representative or other similar agreement;

          (viii) any agreement, contract or commitment that substantially limits the freedom of Seller to compete in any line of business or with any Person or in any area or to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any Purchased Asset or that would so limit the freedom of Buyer after the Closing Date;

          (ix) any agreement, contract or commitment which is or relates to an agreement with or for the benefit of any Affiliate of Seller;

          (x) any agreement terminable by any party on less than 30 days' notice; or

          (xi) any other agreement, contract or commitment not made in the ordinary course of business which is material to the Business.

     (b) Each Contract required to be disclosed pursuant to Section 3.10 is a valid and binding agreement of Seller, enforceable against the parties thereto in accordance with its terms and is in full force and effect, and Seller is not, nor to the knowledge of Seller, is any other party thereto, in default in any material respect under the terms of any such Contract, nor, to the knowledge of Seller, has any event or circumstance occurred that, with notice or lapse of time or both, would constitute any event of default thereunder. To the best knowledge and belief of Seller and Parent, no customer of the Business has requested the return of any deposit, prepayment or refund of any prepaid amounts under any customer contract or otherwise requested or demanded a refund of all or part of any such prepaid amounts, nor has any customer indicated in writing or otherwise that such customer might terminate its contract with Seller or Parent.

     3.11 Licenses and Permits. Seller possesses all material permits, licenses and approvals (the "Permits") necessary or used in order to carry on the Business. Schedule 3.11 hereto sets forth all Permits. Except as set forth on
Schedule 3.11 hereto, the Seller is in compliance in all material respects with all Permits; there are no proceedings pending or, to the knowledge of Seller and Parent, threatened, to revoke, suspend, cancel or modify any Permit; and, except as set forth on Schedule 3.11 hereto, all such Permits may be assigned to Buyer as contemplated hereby without the consent of the issuing authority. Neither Seller nor Parent knows of any reason why Buyer will not be able promptly to obtain all Permits necessary in order to carry on, or used in, the Business.

     3.12 Compliance with Laws. Seller is not in violation in any material respect of any applicable law, regulation, ordinance, order or any other requirement of any governmental body or court (including, without limitation, matters relating to securities, loans, employment and improper payments), and no notice has been received by Parent or Seller or any of their respective officers or directors alleging any such violation.

     3.13 Receivables. All accounts, notes receivable and other receivables included in the Purchased Assets are, and all accounts and notes receivable arising from or otherwise relating to the Business at the Closing Date will be, valid and genuine and arose in the ordinary course of business.

     3.14 Proprietary Rights.

     (a) Schedule 3.14(a) hereto contains a complete and correct list of all Intellectual Property owned or used by the Seller and Parent (other than generally available "off-the-shelf" computer software), as well as all registrations thereof and applications therefor, the owner of record, and each license and agreement relating thereto. All of Seller's and Parent's registered trademarks, trademark applications, Domain Names and registered copyrights included in the Intellectual Property is valid, subsisting and remain in good standing with all fees and filings paid as of the date hereof and is owned by the Seller and Parent free and clear of encumbrances, liens, security interests, pledges, mortgages or charges of any kind. To the knowledge of the Seller and Parent, except as set forth on Schedule 3.14(a) hereto, there is no violation by others of any right of the Seller with respect to any Intellectual Property, and the Seller is not infringing upon or violating the rights of any third party by its use of the Intellectual Property. No proceedings have been instituted or are pending or, to the knowledge of the Seller and Parent, threatened, alleging any such violation.

     (b) The Intellectual Property contains only those items and rights which are: (i) owned by Seller or Parent, as the case may be; (ii) in the public domain; or (iii) rightfully used by Seller or Parent pursuant to a valid and enforceable license or other agreement (the "Licensed Intellectual Property"), the parties, date, term and subject matter of each such license or other agreement (each, a "License Agreement") being set forth on Schedule 3.14(b). Seller or Parent, as the case may be, possesses all rights in the Intellectual Property necessary to carry out Seller's current activities, including without limitation, to the extent required to carry out such activities, rights to make, use, reproduce, modify, adopt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent and lease and, except with respect to the Licensed Intellectual Property, assign and sell, the Intellectual Property. Each of the Seller and Parent are in compliance with all contractual obligations relating to the Intellectual Property and the Licensed Intellectual Property and neither Seller nor Parent, as a result of the execution and delivery of this Agreement or the performance of Seller's and Parent's obligations under this Agreement, shall be in breach of any agreement, contract or license relating to the Licensed Intellectual Property of the proprietary rights of any Person.

     (c) Schedule 3.14(c) contains a true and complete list of all software programs owned or used by Seller and Parent in the conduct of the Business, other than software programs which are readily commercially available or for which substitutes are available from more than one source (the "Software Programs"). Seller or Parent, as the case may be, owns full and unencumbered right and good and marketable title to such Software Programs that it owns, free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, encumbrances or charges of any kind. Seller or Parent, as the case may be, has full and unrestricted rights to use the Software Programs that it licenses, pursuant to license agreements listed in Schedule 3.14(b). Except as specifically itemized on Schedule 3.14(c), all license fees or maintenance payments related to the Software Programs are paid in full and current.

     (d) Except as set forth in Schedule 3.14(d), neither Seller nor Parent owes or will owe any royalties or other payment to third parties in respect of the Intellectual Property. All royalties or other payments that have accrued prior to the Closing Date have been paid.

     (e) To the knowledge of the Seller and Parent: (i) none of the Intellectual Property has been used, disclosed or appropriated to the detriment of Parent or Seller for the benefit of any Person other than the

Seller or Parent; and (ii) no officer, director, employee, independent contractor or agent of either Parent or Seller has misappropriated any trade secrets or other confidential information of any other Person in the course of the performance of his or her duties as an officer, director, employee, independent contractor or agent of either Parent or Seller.

     (f) Any programs, reports, databases, modifications, enhancements, know-how, inventions, improvements, discoveries, methods or works of authorship, including software ("Works") that were created by employees of Seller and Parent in connection with the Business were made in the regular course of such employees' employment or service relationships with the Parent and Seller using the Parent's or Seller's facilities and resources and, as such, except, to the extent required by applicable law, for such Intellectual Property rights as are required to be retained or made available to such persons under applicable law, constitute works made for hire (or are owned by such employees' employer pursuant to an equivalent legal doctrine in applicable jurisdictions). Each such employee who has created, contributed to or participated in the conception and development of Works or any employee who in the regular course of his employment may create Works and all consultants, contractors, subcontractors or Persons performing work on behalf of Seller who have created, contributed to or participated in the conception and development of Works, have signed an assignment or been a party to a similar agreement with the Parent or Seller that has accorded the Seller full effective and exclusive ownership or, in the alternate, transferring and assigning to the Seller all right, title and interest in and to such Works including copyright, patent and other intellectual property rights therein.

     (g) The consummation of the transactions contemplated hereby will not alter or impair any Intellectual Property, and the Buyer will have the right to own and use the Intellectual Property following the Closing. Upon Closing, the Buyer will own all Intellectual Property, including Software Programs, (other than third party Intellectual Property and Software Programs) free and clear of all encumbrances. Schedule 3.14(g) sets forth a list of Intellectual Property and all agreements for the lease or license of Licensed Intellectual Property, including Software Programs, which require consents or other actions in order
(i) for the Buyer to use and operate such Intellectual Property after the Closing Date and (ii) to consummate the transactions contemplated hereby. All items contained on Schedules 3.14(a), (b) and (c) are included on Schedule 2.01.

     3.15 Employees; Labor Matters.

     (a) Schedule 3.15(a) sets forth a true and complete list of the names, titles, Accrued Vacation Liability and annual salaries of all employees of Parent and Seller primarily engaged in the Business.

     (b) A copy or description of each material Employee Plan and Benefit Arrangement that covers any employee primarily engaged in the Business has previously been made available or furnished to Buyer.

     (c) Except as set forth on Schedule 3.15(c), (i) Seller is not a party to any union or collective bargaining agreements covering any of the employees of the Business listed on Schedule 3.15(c), (ii) Seller does not know of any activities or proceedings of any labor union to organize any such employees, and
(iii) Seller does not have any employment agreements with any of such employees. Seller is in compliance with all applicable laws relating to employment and employment practices, wages, hours and terms and conditions of employment, in each case relating to employees primarily engaged in the Business, except to the extent that such non-compliance would not reasonably be expected to have, either individually or in the aggregate, a material adverse affect on the business, assets, condition (financial or otherwise) or results of operations of the Business taken as a whole.

     (d) Except as set forth on Schedule 3.15(d), the consummation of the transactions contemplated by this Agreement shall not entitle any employee listed on Schedule 3.15(a) or former employee who was primarily engaged in the Business, to severance benefits, post-employment benefits, change of control benefits, bonuses or other payment from Buyer.

     3.16 Finder's Fees. Except for Robertson Stephens, Inc. (whose fees shall be paid by Parent), there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Seller or Parent who might be entitled to any fee or commission from Seller or Parent or any of their Affiliates upon consummation of the transactions contemplated by this Agreement, and Seller and

Parent shall jointly and severally indemnify and hold Buyer harmless with respect to any such fees and commissions which are or may become due and payable.

     3.17 Financial Statements. Seller has delivered to Buyer the profit and loss statement of the Business, dated as of May 31, 2002, set forth on Schedule
3.17 and made a part hereof, which profit and loss statement (including any notes thereto) is correct and complete, has been prepared in conformity with generally accepted accounting principles consistently applied, presents fairly the financial position of the Business and the results of its operations at the time and for the period covered thereby, and is consistent with the books and records of Seller (which books and records are correct and complete), except as otherwise described in Schedule 3.17 hereto.

     3.18 Tax Matters. Except as set forth on Schedule 3.18, all Tax returns required to be filed before the Closing Date in respect of Seller and Parent have been (or will have been by the Closing Date) filed, and Seller and Parent have (or will have by the Closing Date) paid, accrued or otherwise adequately reserved for the payment of all Taxes required to be paid in respect of the periods covered by such returns and have (or will have by the Closing Date) adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing Date for which tax returns have not yet been filed. All Taxes of Seller and Parent have been paid or adequately provided for and Seller and Parent know of no proposed additional tax assessment against them. In addition, (i) Seller and Parent have withheld and paid all Taxes required to be withheld with respect to amounts paid or owing to any employee, creditor, independent contractor or other third party, (ii) none of the Purchased Property is subject to any Lien, and (iii) none of the Purchased Property is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

     3.19 Third Party Offer. Subsequent to execution of the Letter of Understanding, Parent received a bona fide offer from a third party (on terms acceptable to Parent) to purchase all of the assets comprising the Business (the "Offer") and the third party and Parent had agreed all material terms of such Offer. The offer letter from Parent to Buyer, dated June 19, 2002 (the "ROFR Notice"), was in all material respects a true, accurate and complete summary of all of the terms of the Offer, and no material terms of such Offer were misrepresented or omitted in the ROFR Notice.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants to each of Seller and Parent that:

     4.01 Organization and Qualification. Buyer has been duly organized and is validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its incorporation, and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted.

     4.02 Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement and each of the Ancillary Agreements, and the consummation by Buyer of the transactions contemplated hereby and thereby, are within Buyer's powers and have been duly authorized by all necessary action on the part of Buyer. This Agreement and each of the Ancillary Agreements to which Buyer is a party have been, or will be in the case of the Ancillary Agreements, duly executed and delivered by Buyer and constitute valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms.

     4.03 Non-Contravention. The execution, delivery and performance by Buyer of this Agreement and each of the Ancillary Agreements to which Buyer is a party do not and will not (i) contravene or conflict with the organizational documents or bylaws of Buyer, (ii) contravene or conflict with or constitute a violation of any provision of any material law or regulation, judgment, injunction, order or decree binding upon or applicable to Buyer; or (iii) constitute a material default under or give rise to any right of termination, cancellation or acceleration of any material right or obligation of Buyer or to a loss of any material benefit relating to Buyer's business to which Buyer is entitled under any provision of any material agreement, contract or other instrument binding upon Buyer or by which any of Buyer's assets is or may be bound.

     4.04 Finders' Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Buyer or any of its Affiliates upon consummation of the transactions contemplated by this Agreement.

                                   ARTICLE V

                            COVENANTS OF THE PARTIES

     The parties hereto agree that:

     5.01 Best Efforts; Further Assurances; Proxy Statement.

     (a) Subject to the terms and conditions of this Agreement and except as otherwise set forth in this Agreement, each party will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Parent, Seller and Buyer each agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and to vest in Buyer title to the Purchased Assets as provided herein. In addition to and not in limitation of the foregoing, within four (4) business days after the date hereof, Parent and Seller shall file a proxy statement with the Securities and Exchange Commission seeking the approval of the stockholders of Parent of this Agreement and the transactions contemplated hereby, which proxy statement shall contain the recommendation of the Board of Directors of Parent to approve the same. Pursuant to such proxy statement, the Board shall call a special meeting of the stockholders of Parent to vote on the approval of this Agreement and the transactions contemplated hereby, and Parent shall use its best efforts to ensure that such meeting shall be held as soon as practicable but not later than 25 days after the date of mailing of such proxy statement to the stockholders of Parent.

     (b) Seller hereby constitutes and appoints, effective as of the Closing Date, Buyer and its successors and assigns as the true and lawful attorney of Seller with full power of substitution in the name of Buyer or in the name of Seller, but for the benefit of Buyer, except as otherwise contemplated hereby,
(i) to collect for the account of Buyer any items of Purchased Assets and (ii) to institute and prosecute all proceedings which Buyer may in its sole discretion deem proper in order to assert or enforce any right, title or interest in, to or under the Purchased Assets, and to defend or compromise any and all actions, suits or proceedings in respect of the Purchased Assets. Buyer shall be entitled to retain for its account any amounts collected pursuant to the foregoing powers, including any amounts payable as interest in respect thereof.

     5.02 Certain Filings. Parent, Seller and Buyer shall cooperate with one another and shall use all reasonable efforts and take all reasonable steps to obtain all consents (other than those consents which are required for the assignment of customer contracts), approvals, waivers or other documents from any third parties, including any governmental authorities, and make all filings, registrations and other notifications, as may be required to consummate the transactions contemplated by this Agreement and, in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

     5.03 Conduct of Business. From and after the date hereof until the Closing Date, Parent, Seller and Buyer shall conduct the Business in accordance with the terms of the Management Agreement.

     5.04 Nonsolicitation by Seller and Parent. Each of Seller and Parent agrees that, for a period of three (3) years following the Closing Date, neither Seller nor Parent shall solicit or induce the employment or services of any Transferred Employee or any other employee of Buyer without the prior written consent of Buyer, other than in connection with general solicitations to the public. Notwithstanding the foregoing, if Buyer terminates the employment of any Transferred Employee, either Seller or Parent shall be permitted to solicit such terminated employee.

     5.05 Nonsolicitation by Buyer.  Buyer agrees that, for a period of three
(3) years following the Closing Date, it shall not solicit or induce the employment or services of any non-Transferred Employee employed by

Seller or Parent without the prior written consent of Seller or Parent, as the case may be, other than in connection with general solicitations to the public. Notwithstanding the foregoing, if Seller or Parent terminates the employment of any non-Transferred Employee, Buyer shall be permitted to solicit such terminated employee; provided that if Buyer hires any such terminated employee within a period of 3 months after the Closing date, Buyer shall reimburse Seller or Parent, as the case may be, for any severance payment made to such employee by Seller or Parent (unless such employee is retained by Buyer during such 3 month period only as a consultant for less than 20 hours per week).

     5.06 Covenant Not to Compete.

     (a) Each of Seller and Parent covenants and agrees that, except as permitted under this Section 5.06, for a period of three (3) years after the Closing Date, it will not, and will cause its subsidiaries not to, engage in the Business anywhere in the world; provided, however, that nothing herein shall be construed to prevent Seller or Parent or any of their respective subsidiaries from owning as a passive investor up to five percent (5%) of the equity of any Person that engages in a business that competes with the Business. It is the desire and intent of the parties that the provisions of this Section 5.06 shall be enforced to the fullest extent permitted under the laws and public policies of each jurisdiction in which enforcement is sought. If any court determines that any provision of this Section 5.06 is unenforceable, such court shall have the power to reduce the duration or scope of such provision, as the case may be, or terminate such provision and, in reduced form, such provision shall be enforceable; it is the intention of the parties that the foregoing restrictions shall not be terminated, unless so terminated by a court, but shall be deemed amended to the extent required to render them valid and enforceable, such amendment to only apply with respect to the operation of this Section 5.06 in the jurisdiction of the court that has made the adjudication.

     (b) The parties acknowledge and agree that the restrictions contained in this Section 5.06 are a reasonable and necessary protection of the immediate interest of Buyer, and any violation of these restrictions would cause substantial injury to Buyer and Buyer would not have entered into this Agreement without receiving the additional consideration offered by Seller and Parent in binding itself to these restrictions. In the event of a breach or a threatened breach by Seller or Parent or any of their respective subsidiaries of these restrictions, Buyer shall be entitled to apply to any court of competent jurisdiction for an injunction restraining such person from such breach or threatened breach (without the necessity of providing the inadequacy of money damages as a remedy); provided, however, that the right to apply for injunctive relief shall not be construed as prohibiting Buyer from pursuing any other available remedies for such breach or threatened breach.

     5.07 Name Change. From and after the Closing Date, Seller and Parent will cease using the name and trademark "Jupiter" or any derivative thereof and thereafter will not use, permit others to use, license, or seek to register any substantially similar or confusingly similar names or trademarks or include them in any logo or design. In addition, promptly after the Closing Date, each of Seller and Parent will, and each will cause each of their subsidiaries to, either (i) dissolve or (ii) change its corporate name to a name that does not contain the word "Jupiter" or any derivative thereof or any substantially similar or confusingly similar name, and will file that name change in all state and international jurisdictions in which Seller or Parent has presently registered the name for purposes of maintaining its corporate business and doing business as a foreign corporation; and (iii) shall withdraw, abandon or cancel, as the case may be, each and every trademark registration and pending application for the trademark "Jupiter Media Metrix" in all jurisdictions worldwide in which such registrations or pending applications exist; and (iv) execute and file all documents necessary to record with the U.S. Patent and Trademark Office and all appropriate foreign or international offices or registrars, the above-referenced change of name of Parent against all trademark registrations and pending applications worldwide for which Jupiter Media Metrix, Inc. is the owner of record, and effectuate the correct chain of title so that such trademark registrations and pending applications are no longer in the name "Jupiter Media Metrix, Inc."

     5.08 Mail and Communications. Seller and Parent will promptly remit to Buyer any mail or other communications received by Seller or Parent relating to the Business or the Purchased Assets or the Assumed Liabilities and any invoices received by Seller or Parent relating to Assumed Liabilities or payments related to the Purchased Assets or the Business which are received by Seller or Parent from and after the Closing Date. Buyer will promptly remit to Parent any mail or other communications, including, without limitation, any written inquiries and payments received by Buyer relating to the Excluded Assets or to any business or activity of Parent other than the Business, and any invoices received by Buyer relating to liabilities of Seller or Parent other than the Assumed Liabilities which are received by Buyer from and after the Closing Date.

     5.09 Informational Updates. Buyer agrees that it shall provide Parent and Seller with such information and take such other action, as may reasonably be requested by Parent or Seller from time to time, in connection with Parent's reporting obligations to any governmental authority.

     5.10 Public Announcements. The initial press releases concerning the transactions contemplated hereby shall be separate press releases by Buyer and Seller and/or Parent, each of which shall be approved by the parties to this Agreement and shall be disseminated at such time and in such manner as the parties shall mutually agree unless otherwise required by applicable law.

     5.11 Cooperation and Records Retention.

     (a) Seller, Parent and Buyer shall (i) each provide the other with such assistance as may reasonably be requested by them in connection with the preparation of any Tax returns, or in connection with any audit or other examination by any taxing authority or any judicial or administrative proceedings relating to liability for Taxes, any financial audits or securities filings, (ii) each retain and provide the other with any records or other information which may be relevant to any such Tax return, audit or examination, proceeding or determination, or securities filing and (iii) each provide the other with any final determination of any such audit or examination, proceeding or determination that affects any amount required to be shown on any Tax return or in any securities filing of the other for any period. Without limiting the generality of the foregoing, Seller, Parent and Buyer shall retain, until the applicable statute of limitations (including any extensions) have expired, copies of all Tax returns, supporting work schedules and other records or information which may be relevant to such Tax returns for all tax periods or portions thereof ending before or including the Closing Date and shall not destroy or otherwise dispose of any such records without first providing the other party with a reasonable opportunity to review and copy the same. Buyer shall keep the original copies of the records and, at Seller's expense, shall provide copies of the records to Seller upon Seller's request.

     (b) Upon the written request of Buyer, Parent and Seller shall provide management representation letters to Buyer's accountants relating to the Business for such periods ending on or prior to the Closing Date as may be requested.

     5.12 Transfer of Domain Names. Promptly after the Closing Date, Seller and Parent shall transfer the Domain Names to Buyer in accordance with the domain name transfer procedure of NSI located at the URL http://www.netsol.com which includes completing and executing the Registrant Name Change Agreement currently located at http://www.netsol.com/en US/makechanges/rnca/agreement.html, a copy of which is attached hereto as Exhibit E (the "Name Change Agreement"), or complying with such other requirements of NSI or other registrar of the Domain Names (the "Transfer Procedure"). Seller and Parent hereby agree that, for no additional consideration, Seller and Parent will execute any and all documents that may be necessary to perfect Buyer's rights in and to the Domain Names, including but not limited to responding to confirmation e-mails or such other documents as are necessary to effect the formal transfer of the Domain Names to Buyer in accordance with the Transfer Procedure. At any time, and from time to time after the Closing Date, Seller and Parent shall, upon Buyer's written request, take any and all steps reasonably necessary to execute, acknowledge and deliver to Buyer any and all further instruments and assurances necessary in order to vest the aforesaid rights in Buyer.

     5.13 Use of Office Space. From and after the date hereof until August 11, 2002 (or, in the case of the London facilities only, upon 2 days' prior written notice to the Buyer), Parent and Seller shall, at their sole cost and expense, provide at no cost to Buyer use of the office space of the Seller and Parent located in New York, San Francisco and London for the Transferred Employees in substantially the same manner, including without limitation the amount of square footage and the use of machines, equipment and the like, as is currently provided for use by such employees.

     5.14 Right of First Refusal. Prior to the Closing Date, Seller and Parent shall not solicit offers from any third party for the sale of the Business or the Purchased Assets. If any third party shall offer to purchase from Seller or Parent all or a portion of the Business or the Purchased Assets prior to the Closing Date (a "Third Party Offer"), then Parent shall deliver to Buyer written notice of each such Third Party Offer within 1 business day of its receipt thereof, which notice shall contain a complete and accurate description of all of the material terms of such Third Party Offer, including the identity of such third party, and shall include a copy of any written correspondence from such third-party to Seller or Parent pertaining to such offer. Seller and Parent shall not sell (or agree to sell) or otherwise transfer (or agree to transfer) all or any portion of the Purchased Assets or the Business to any third party unless, prior to each such proposed sale or transfer, (a) Seller shall have offered to sell the Purchased Assets to Buyer in writing on substantially the same terms and conditions of the applicable Third Party Offer (the "ROFR Offer") and (b) such ROFR Offer shall not have been accepted by Buyer within three (3) business days of Buyer's receipt of the ROFR Offer (the "Option Period"). Upon the delivery to Buyer of any ROFR Offer required by this Section 5.14, Parent and Seller shall not communicate further, directly or indirectly, with any such third party until the earlier of (i) Buyer's indication in writing of its intention not to accept the ROFR Offer and (ii) the expiration of the Option Period. If Buyer shall have accepted the ROFR Offer within the Option Period, then (x) Buyer, Seller and Parent shall use their best efforts to promptly document the ROFR Offer in final definitive documentation within five (5) business days and to promptly close the transactions contemplated thereby and
(y) Seller and Parent shall not thereafter sell (or agree to sell) or otherwise transfer (or agree to transfer) all or any portion of the Purchased Assets or the Business to such third party and shall refrain from any discussions with such third party with respect to the same.

     5.15 Termination Fee. Parent and Seller shall pay a termination fee (the "Termination Fee") to Buyer in the amount of $250,000 if (i) the Purchased Assets are sold or otherwise transferred to a third party by Seller, or Seller or Parent enters into an agreement for the same, prior to the Closing Date (regardless of whether Parent and/or Seller has complied with, or Buyer has executed its rights under, Section 5.14 of this Agreement), (ii) Parent or Seller files for voluntary or involuntary bankruptcy protection or liquidates Parent, Seller or the Purchased Assets or (iii) Parent fails to obtain stockholder approval for the transactions contemplated by this Agreement prior to August 11, 2002 (or, if the Securities and Exchange Commission shall have communicated substantive comments on the proxy statement filed by the Seller in connection with the transactions contemplated by this Agreement, September 30,
2002). The Termination Fee shall be paid by wire transfer of immediately available funds to an account designated by Buyer and shall be due and payable, in the case of the preceding clauses (i) and (ii) above, within 24 hours of consummating such third party sale, bankruptcy filing or liquidation, as the case may be, and in the case of clause (iii) above, on October 1, 2002. Such obligation to pay a termination fee shall be a joint and several obligation of Parent and Seller.

     5.16 Post Closing Reserves. For a period of 12 months after the Closing Date, Parent and Seller shall together maintain at all times Net Current Assets equal to or in excess of the Indemnification Cap.

     5.17 Assistance with Transfer of Purchased Assets. For a period of 30 days from and after the Closing Date, Seller and Parent shall continue to assist the Buyer with the transfer of the Purchased Assets by, among other things, continuing to perform as may be required the operations set forth in Sections 1.1(d) through (m), inclusive, of the Management Agreement.

                                   ARTICLE VI

                               EMPLOYEE BENEFITS

     6.01 Employees and Offers of Employment.

     (a) Prior to the Closing Date, but effective as of the Closing, Buyer shall make offers of employment to the employees listed on Schedule 3.15(a) (each such person, upon accepting an offer of employment from Buyer, a "Transferred Employee"). Each such offer shall include (i) base salary or base wages similar to that in effect for each of them immediately prior to the Closing Date as modified to be consistent with Buyer's employment policies and practices for similarly situated employees of Buyer and (ii) employee benefits (other than as set forth in clause (i)) which are the same as those provided to similarly situated employees of Buyer and its Affiliates. Nothing in this Agreement shall limit the right of Buyer to terminate the employment of any Transferred Employee following the Closing Date.

     (b) As of the Closing Date, all Transferred Employees shall cease active participation in all Employee Plans and Benefit Arrangements. As of the first day following the Closing Date, all Transferred Employees shall be permitted to participate in the plans, programs and arrangements of Buyer and its Affiliates relating to compensation and employee benefits (each, a "Buyer Plan") on the same terms as similarly situated employees of Buyer and its Affiliates.

     (c) To the extent that any Buyer Plan becomes applicable to any Transferred Employee, Buyer shall grant, or cause to be granted, to such Transferred Employee credit for such Transferred Employee's service with the Business (and any predecessor business of the Business) for the purpose of determining eligibility to participate in and nonforfeitability of benefits under such Buyer Plan and for purposes of benefit accrual under any Buyer Plan which provides vacation or severance benefits.

     (d) To the extent that any Buyer Plan that provides medical, dental, health or other, similar benefits becomes applicable to any Transferred Employee, Buyer shall, if and to the extent permitted by such Buyer Plan, waive, or cause to be waived, any waiting periods, pre-existing condition exclusions and actively-at-work requirements to the extent met under the applicable Employee Plan or Benefit Arrangement as of the Closing and, as to the plan year in which the Closing Date occurs, shall provide that any expenses incurred under the applicable Employee Plan or Benefit Arrangement on or before the date such Buyer Plan became applicable to such Transferred Employee or such Transferred Employee's covered dependents shall be taken into account for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions under the such Buyer Plan.

     6.02 Distribution of 401(k) Plan Accounts. Seller agrees that pursuant to Code Section 401(k)(2), the Acquisition will result in, and constitute, a distribution event for Transferred Employees who participate in the 401(k) plan(s) maintained by Seller or any ERISA Affiliate (the "401(k) Plan"). Seller further agrees that as soon as administratively feasible following the Closing Date, Transferred Employees who participate in the 401(k) Plan shall be provided the opportunity to take a distribution from the 401(k) Plan.

                                  ARTICLE VII

                             CONDITIONS TO CLOSING

     7.01 Conditions to the Obligations of Each Party. The obligations of Buyer, Parent and Seller to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions:

          (a) Buyer, Parent, Seller and any other parties thereto shall have executed and delivered to the other this Agreement and each of the Ancillary Agreements.

          (b) Seller and Parent shall have received all Required Consents (other than those consents which are required for the assignment of customer contracts and the eRewards and Market Research.com customer contracts set forth on Schedule 2.01 hereto) and all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03, in each case in form and substance reasonably satisfactory to Buyer, and no such consent, authorization or approval shall have been withdrawn.

          (c) Each party shall have received such closing documents as it may reasonably request, all in form and substance reasonably satisfactory to such requesting party.

          (d) Parent shall have obtained the approval of the holders of the number of outstanding shares of capital stock of Parent as may be required to authorize this Agreement and the transactions contemplated hereby.

     7.02 Conditions to the Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated hereby are subject to the satisfaction of the following additional conditions:

          (a) Seller and Parent shall have performed in all material respects all obligations required under this Agreement to be performed by them on or before the Closing Date, and the Buyer shall have received from each of Seller and Parent a certificate dated the Closing Date and signed by the President or the Chief Executive Officer of each of Seller and Parent to that effect.

          (b) Parent and Seller shall have executed and delivered the Ancillary Agreements to which they are a party.

          (c) Parent shall have performed in all material respects all obligations required to have been performed under the Management Agreement.

                                  ARTICLE VIII

                           SURVIVAL; INDEMNIFICATION

     8.01 Survival. The covenants, agreements, representations and warranties of the parties hereto contained in this Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith shall survive the Closing until twenty four (24) months after the Closing Date or (i) in the case of Sections 5.04, 5.05 and 5.06 (Non-solicitation and Non-compete) for the periods set forth therein; (ii) in the case of Section 2.06(b), indefinitely and
(iii) in the case of the covenants, agreements, representations and warranties contained in Article VI, until expiration of the applicable statutory period of limitations (giving effect to any waiver, mitigation or extension thereof), if later. Notwithstanding the preceding sentence, any covenant, agreement, representation or warranty in respect of which indemnity may be sought under Sections 8.02 shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if notice of the inaccuracy or breach thereof giving rise to such right to indemnity shall have been given to the party against whom such indemnity may be sought prior to such time.

     8.02 Indemnification.

     (a) Parent and Seller hereby, jointly and severally, indemnify Buyer and its officers, directors, employees and agents against, and agrees to hold each of them harmless from, any and all damages, claims, debts, actions, assessments, judgments, losses, liabilities, fines, fees, penalties and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) (collectively, "Losses") incurred or suffered by any of them arising out of:

          (i) any misrepresentation or breach of representation and warranty, covenant or agreement made or to be performed by Seller pursuant to this Agreement or the Ancillary Agreements; and

          (ii) the failure of Parent or Seller to assume full responsibility for any Excluded Liability or any obligation or liability of the Business relating to the Excluded Assets and failure to pay and discharge when due any Excluded Liability or obligation or liability of the Business relating to the Excluded Assets, or any claim or cause of action by any party against such indemnities with respect to any Excluded Liability or Excluded Asset.

     (b) Buyer hereby indemnifies Seller and its Affiliates and its officers, directors, employees and agents against, and agrees to hold each of them harmless from, any and all Losses incurred or suffered by such parties arising out of:

          (i) any misrepresentation or breach of representation and warranty, covenant or agreement made or to be performed by Buyer pursuant to this Agreement or the Ancillary Agreements; and

          (ii) the failure of Buyer to assume full responsibility for any Assumed Liability or any obligation or liability of the Business relating to the Purchased Assets and failure to pay and discharge when due any Assumed Liability, or any claim or cause of action by any party against such indemnities with respect to the Assumed Liability.

     (c) Notwithstanding anything in this Agreement to the contrary, Seller shall not be liable under Section 8.02(a)(i) for any misrepresentation or breach of representation or warranty unless and until the aggregate Losses (without giving effect to any materiality or material adverse effect qualifications or materiality exceptions contained in any provision of this Agreement) to the Indemnified Persons incurred or suffered by them resulting from, relating to or constituting any misrepresentation or breach of warranty contained in this Agreement or the Ancillary Agreements exceed $25,000, at which time the Buyer may claim indemnification for any and all Losses incurred, subject to the last sentence of this Section 8.02(c). Except with respect to claims based on fraud, the indemnification obligations for all Losses resulting from, relating to or constituting any misrepresentation, breach of warranty or failure to perform any covenant or agreement of Seller or Buyer, as applicable, shall be limited to an aggregate amount of $500,000 (the "Indemnification Cap").

     (d) The indemnification obligations of the parties set forth in this
Article VIII shall constitute the sole and exclusive remedy of the parties for the recovery of money damages with respect to any and all matters arising out of this Agreement.

     8.03 Procedures; No Waiver; Exclusivity.

     (a) All claims for indemnification by an Indemnified Person pursuant to this Article VIII shall be made in accordance with the provisions of this
Section 8.03.

     (b) A party entitled to indemnification under this Article VIII (the "Indemnified Person") shall give prompt written notification to the Person obligated to provide such indemnification (the "Indemnifying Person") of the commencement of any action, suit or proceeding relating to a third party claim for which indemnification pursuant to this Article VIII may be sought; provided, however, that no delay on the part of the Indemnified Person in notifying the Indemnifying Person shall relieve the Indemnifying Person from any liability or obligation under this Article VIII except to the extent of any damage or liability caused solely by or arising out of such delay. Within 20 days after delivery of such notification, the Indemnifying Person may, upon written notice thereof to the Indemnified Person, assume control of the defense of such action, suit or proceeding with counsel reasonably satisfactory to the Indemnified Person, provided (i) the Indemnifying Person acknowledges in writing to the Indemnified Person that the Indemnifying Person shall indemnify the Indemnified Person with respect to all elements of such action, suit or proceeding and any damages, fines, costs or other liabilities that may be assessed against the Indemnified Person in connection with such action, suit or proceeding, and (ii) the third party seeks monetary damages only. If the Indemnifying Person does not so assume control of such defense, the Indemnified Person shall control such defense. The party not controlling such defense may participate therein at its own expense; provided, that if the Indemnifying Person assumes control of such defense and the Indemnified Person is advised by counsel in writing that the Indemnifying Person and the Indemnified Person may have conflicting interests or different defenses available with respect to such action, suit or proceeding, the reasonable fees and expenses of counsel to the Indemnified Person shall be considered "Losses" for purposes of this Agreement. The party controlling such defense shall keep the other party advised of the status of such action, suit or proceeding and the defense thereof and shall consider in good faith recommendations made by the other party with respect thereto. An Indemnified Person shall not agree to any settlement of such action, suit or proceeding without the prior written consent of the Indemnifying Person, which shall not be unreasonably withheld or delayed. The Indemnifying Person shall not agree to any settlement or the entry of a judgment in any action, suit or proceeding without the prior written consent of the Indemnified Person, which shall not be unreasonably withheld (it being understood that it is reasonable to withhold such consent if, among other things, the settlement or the entry of a judgment
(A) lacks a complete release of the Indemnified Person for all liability with respect thereto or (B) imposes any liability or obligation on the Indemnified Person).

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.01 Notices. All notices, requests and other communications to either party hereunder shall be in writing (including telecopy or similar writing) and shall be given,

     if to Buyer, to:

     INT Media Group, Incorporated
     23 Old Kings Highway South
     Darien, CT 06820
     Attn: Mitchell S. Eisenberg
     Facsimile No.: (203) 655-4686

     with a copy to:

     Willkie Farr & Gallagher
     787 Seventh Avenue
     New York, NY 10019
     Attn: Jeffrey R. Poss
     Facsimile No.: (212) 728-8111

     if to Parent or Seller, to:

     Jupiter Media Metrix, Inc.
     21 Astor Place, 6th Floor
     New York, NY 10003
     Attn: Chief Executive Officer
     Facsimile No.: 917-534-6800

     9.02 Termination.

     (a) This Agreement and the transactions contemplated hereby may be terminated prior to Closing:

          (i) by mutual written consent of the Seller and the Buyer; or

          (ii) by Buyer by giving written notice to the Seller at any time prior to the Closing (A) in the event Parent or Seller has breached any covenant contained in this Agreement in any material respect, Buyer has notified the Seller of the breach, and the breach has continued without cure for a period of 15 calendar days after the notice of breach (or, if less, that date which is 15 calendar days prior to the Closing Date), (B) if the Closing shall not have occurred on or before August 11, 2002 (or, if the Securities and Exchange Commission shall have communicated substantive comments on the proxy statement filed by the Seller in connection with the transactions contemplated by this Agreement, September 30, 2002) unless extended by written agreement of the parties, by reason of the failure of any condition precedent under 7.01 or 7.02 hereof (unless the failure results primarily from the Buyer itself breaching any covenant contained in this Agreement), or (C) upon the voluntary or involuntary filing for bankruptcy protection by Parent or Seller or the liquidation of Parent, Seller or the Purchased Assets unless, in the case of an involuntary bankruptcy, such proceeding is dismissed within 30 days of such filing; or

          (iii) by the Seller by giving written notice to Buyer at any time prior to the Closing (A) in the event Buyer has breached any covenant contained in this Agreement in any material respect, the Seller has notified Buyer of the breach, and the breach has continued without cure for a period of 15 calendar days after the notice of breach (or, if less, that date which is 15 calendar days prior to the Closing Date), or (B) if the Closing shall not have occurred on or before August 11, 2002 (or, if the Securities and Exchange Commission shall have communicated substantive comments on the proxy statement filed by the Seller in connection with the transactions contemplated by this Agreement, September 30, 2002) unless extended by written agreement of the Parties, by reason of the failure of any condition precedent under Section 7.01 hereof (unless the failure results primarily from the Seller itself breaching any covenant contained in this Agreement).

     (b) In the event of any termination of this Agreement prior to the Closing Date, this Agreement shall forthwith become wholly void and of no further force and effect and there shall be no liability on the part of Buyer, Parent and the Seller, except that (a) Section 5.15 and Articles VIII and IX of this Agreement shall remain in full force and effect and (b) termination shall not preclude either party from suing the other party for breach of this Agreement.

     (c) Upon a termination of this Agreement prior to the Closing Date pursuant to Section 9.02(a)(iii)(A), Seller shall be entitled to keep the Deposit unless
(i) the Purchased Assets are subsequently sold to a third party or parties on substantially similar or superior terms as those set forth in this Agreement or
(ii) Parent or Seller file, or cause a filing, for bankruptcy protection or liquidate, or cause the liquidation of, Parent, Seller or the Purchased Assets. In any case other than the foregoing, Seller shall return the Deposit to Buyer promptly upon the termination of this Agreement.

     9.03 Amendments; No Waivers.

     (a) Any provisions of this Agreement may be amended or waived prior to the Closing Date if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer, Parent and Seller, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     9.04 Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense. Buyer shall pay all sales and transfer taxes and domain name transfer expenses imposed by the registrar of such domain names that may be imposed by reason of the sale, transfer, assignment and delivery of the Purchased Assets and shall timely prepare and file all tax returns related thereto.

     9.05 Successors and Assigns. Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9.06 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to the conflicts of law rules of such state.

     9.07 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

     9.08 Entire Agreement. This Agreement, the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. None of this Agreement, the Ancillary Agreements or the Confidentiality Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     9.09 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     9.10 Incorporation of Exhibits and Schedules. The Exhibits and Schedules referred to in this Agreement are incorporated herein and made a part hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          JUPITER MEDIA METRIX, INC.

                                          By: /s/ JEAN ROBINSON
                                            ------------------------------------
                                            Name: Jean Robinson
                                            Title: Chief Financial Officer

                                          JUPITER COMMUNICATIONS, INC.

                                          By: /s/ JEAN ROBINSON
                                            ------------------------------------
                                            Name: Jean Robinson
                                            Title: Chief Financial Officer

                                          INT MEDIA GROUP, INCORPORATED

                                          By: /s/ CHRISTOPHER CARDELL
                                            ------------------------------------
                                            Name: Christopher Cardell
                                            Title: President

                                                                       EXHIBIT B

                           JUPITER MEDIA METRIX, INC.

I.  PLAN OF DISSOLUTION AND LIQUIDATION

     The following shall constitute the Plan of Dissolution and Liquidation (the "Plan") of Jupiter Media Metrix, Inc. (the "Company"), pursuant to the Delaware General Corporation Law (the "DGCL").

     1. The Board of Directors of the Company (the "Board of Directors") has adopted the Plan and has called a meeting of the Company's stockholders to vote on the Plan.

     2. The effective date of the Plan shall be the date on which the holders of a majority of the outstanding stock of the Company entitled to vote thereon have adopted the Plan (the "Effective Date").

     3. The Plan is intended to be a plan of complete dissolution and liquidation. After the Effective Date, the Company shall:

          (a) file a certificate of dissolution pursuant to the DGCL and take all actions that may be necessary or appropriate to dissolve the Company;

          (b) sell, exchange, lease or otherwise dispose of any remaining assets (other than cash and cash equivalents) of the Company to any person or persons for consideration and upon terms and conditions deemed by the Board of Directors to be in the best interests of the Company and its creditors and stockholders. In connection with such sale, exchange, lease or other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts, and other claims owing to the Company;

          (c) provide such notice of dissolution, if any, to creditors and claimants of the Company as the Board of Directors, in its discretion, may determine is necessary or appropriate or as may be permitted or required by applicable law;

          (d) make payment or provision for the payment of all debts and liabilities of the Company, including all expenses of the sale of its assets and of the liquidation and dissolution provided for in the Plan, and contingent, conditional, unmatured or unknown claims, in accordance with the DGCL;

          (e) wind up its business activities and withdraw the Company from any jurisdiction in which it is qualified to do business; and

          (f) distribute all of its remaining assets, if any, pro-rata to its stockholders in one or a series of distributions. Such distribution(s) shall be in cash or assets, in such amounts and at such times, as the Board of Directors (or any escrow agent(s) or trustee(s) as may be appointed by the Board of Directors under this Plan) may in their discretion determine. The distributions so made shall be in complete liquidation of the Company and in exchange for the complete redemption and cancellation of all of the capital stock of the Company. As a condition to the receipt of any such distribution to stockholders, the stockholders may be required to: (i) surrender their certificates evidencing shares of stock of the Company to the Company or its agent for the purpose of recording the distribution thereon or (ii) furnish the Company or its agent with satisfactory evidence of the loss, theft or destruction of any such certificate, together with a surety bond or other security or indemnity. As a condition to the receipt of any final distribution to stockholders, the stockholders may be required to: (i) surrender their certificates evidencing shares of stock of the Company to the Company or its agent for cancellation or (ii) furnish the Company or its agent with satisfactory evidence of the loss, theft or destruction of any such certificate, together with a surety bond or other security or indemnity.

     4. If and to the extent deemed necessary, appropriate or desirable by the Board of Directors (or any escrow agent(s) or trustee(s) as may be appointed by the Board of Directors under this Plan), in its discretion, the Company may establish and set aside a reasonable amount of cash and/or property to satisfy claims against and expenses of the Company, including, without limitation, tax obligations, all expenses of the sale of the Company's assets, the collection and defense of the Company's assets, contingent, conditional, unmatured, and unknown claims, and other expenses in connection with the liquidation and dissolution provided for in this Plan.

     5. If any distribution to a stockholder of the Company cannot be made because the stockholder cannot be located, the stockholder has not surrendered its certificates evidencing its shares of stock of the Company as required under the Plan, or for any other reason, the distribution to which such stockholder is entitled (unless transferred to an escrow account or trust established by the Board of Directors under this Plan) shall be transferred, at such time as the final distribution of assets is made by the Company (or by any escrow agent(s) or trustee(s) as may be appointed by the Board of Directors under this Plan), to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

     6. Adoption of this Plan by the holders of a majority of the outstanding stock of the Company entitled to vote thereon shall constitute the approval of the Company's stockholders of the sale, exchange, lease or other disposition of all of the assets of the Company, whether such sale, exchange, lease or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for the sale, exchange, lease or other disposition of the Company's assets that are conditioned on adoption of this Plan. Approval of this Plan by the holders of a majority of the outstanding stock of the Company entitled to vote thereon shall also constitute the ratification by the Company's stockholders of the sale of the assets of the Company's Media Metrix Internet audience measurement business and its AdRelevance advertising measurement business, both as described in the Company's proxy statement relating to the approval and adoption of this Plan. The Company shall be authorized to commence the sale, exchange, lease or other disposition of its assets immediately following the adoption of this Plan by its stockholders in order to attain the highest value for such assets and maximize value for its stockholders and creditors. The Company's assets may be sold in bulk to one buyer or a small number of buyers or on a piecemeal basis to numerous buyers. The Company shall not be required to obtain appraisals or other third party opinions as to the value of its assets in connection with the dissolution and liquidation.

     7. From and after the Effective Date of the Plan, the Company shall not engage in any business or other activity except as required to preserve the value of its assets, wind up its affairs in an orderly and businesslike manner, and distribute its assets in accordance with this Plan, or as the Board of Directors may determine to be appropriate in connection therewith and to complete the liquidation and dissolution of the Company, all in accordance with the DGCL.

     8. Except as may be limited by law, if the Board of Directors shall deem it necessary and advisable in order to effect the completion of this Plan, it may establish an escrow account or liquidating trust for the benefit of the Company's stockholders and may transfer to such escrow account or to the liquidating trustee(s) (i) any assets the retention of which may be advisable to satisfy all debts and liabilities, including without limitation, contingent, conditional, unmatured or unknown claims, and (ii) any assets held on behalf of stockholders who cannot be located. At the time an escrow account or liquidating trust is established, the Board of Directors shall appoint such person or persons as it deems appropriate to serve as the escrow agent(s) or trustee(s).

     9. Unless the Board of Directors determines that the closing of the Company's stock transfer books should occur at an earlier time, the stock transfer books of the Company will close and the Company will cease to record transfers of its stock on the earliest to occur of (i) the close of business on the record date fixed by the Board of Directors for the final distribution of assets, (ii) the close of business on the date on which the remaining assets of the Company are transferred to any escrow account or liquidating trust established by the Board of Directors under the Plan; and (iii) the date on which the Company ceases to exist under Delaware law (following any post-dissolution continuation period thereunder). Thereafter, certificates representing shares of stock of the Company will not be assignable or transferable on the books of the Company (except by will, intestate succession or operation of law).

     10. If the Board of Directors determines to follow the procedures set forth in Section 280 of the DGCL, then the following additional steps shall be taken, to the extent deemed necessary or appropriate, all in accordance with Sections 280 and 281(a) of the DGCL:

          (a) The mailing of notice of the dissolution to each person known by the Company to have a claim against the Company, including persons who have asserted claims pending in an action, suit or proceeding to which the Company is a party ("Pending Action Claims") and persons who have asserted contingent, conditional and unmature contractual claims ("Contingent Contractual Claims");

          (b) The formal publication of such notice of dissolution;

          (c) The mailing of notice of rejection to the claimant of any claim made against the Company in accordance with Section 280 of the DGCL that the Company rejects, in whole or in part;

          (d) The mailing of offers for security to persons having Contingent Contractual Claims, in an amount the Company determines is sufficient to provide compensation to the claimant if the claim matures and the posting of such security offered and not rejected by such claimant;

          (e) The petitioning of the Delaware Court of Chancery to determine the amount and form of security sufficient to provide compensation to any claimant who rejected the offer for security;

          (f) The petitioning of the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any Pending Action Claims (other than claims barred by Section 280 of the DGCL);

          (g) The petitioning of the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation, are likely to arise or to become known to the corporation within 5 years after the date of dissolution (or such longer period as the Court may determine, not to exceed 10 years from dissolution) ("Potential Future Claims");

          (h) The posting of any security ordered by the Court of Chancery for Pending Action Claims;

          (i) The payment of claims made and not rejected under Section 280 of the DGCL and the payment, or the making of adequate provision for the payment, of all other claims that are mature, known and uncontested or that have been finally determined to be owing by the Company;

          (j) The posting of any security ordered by the Court of Chancery for Contingent Contractual Claims; and

          (k) The posting of any security ordered by the Court of Chancery for Potential Future Claims.

     11. Notwithstanding the foregoing, the Company shall not be required to follow the procedures set forth in Section 280 of the DGCL, and the adoption of the Plan by the stockholders of the Company shall constitute full and complete authority for the Board of Directors and the officers of the Company, without further stockholder action, to proceed with the dissolution, winding up, and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) of the DGCL and to take all actions as may be necessary or appropriate in furtherance of the dissolution, winding up, and liquidation of the Company in accordance with this Plan and Delaware law.

     12. The Board of Directors and officers of the Company shall take all remaining action required to be taken by the Company, including (without limitation) the payment of or provision for all expenses, liabilities and obligations of the Company incurred in connection with the liquidation and dissolution of the Company as provided for herein. Without limiting the foregoing, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the discretion of the Board of Directors (or any escrow agent(s) or trustee(s) as may be appointed by the Board of Directors under this Plan) pay the

Company's officers, directors, employees, agents and their representatives, or any of them, compensation or additional compensation above their regular compensation, in cash or other property, and may provide for indemnification (including advancement of expenses) to such persons, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake in connection with the implementation of this Plan. Adoption of this Plan by the holders of a majority of the outstanding stock of the Company entitled to vote thereon shall constitute the approval of the Company's stockholders of the payment of any such compensation and providing of any such indemnification (including advancement of expenses).

     13. The Board of Directors of the Company is hereby authorized, without further action by the stockholders of the Company, to do and perform or cause the officers of the Company, subject to the approval of the Board of Directors, to do and perform, any and all acts and things, to incur and pay all expenses and liabilities, to adopt all votes and resolutions, and to make, execute, deliver or adopt any and all notices, agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the discretion of the Board of Directors, for the purpose of effecting the dissolution of the Company and the winding up and complete liquidation of its business and affairs as contemplated in this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

     14. The Company shall continue to indemnify and provide for the advancement of expenses to its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation, as amended, its bylaws, and any other contractual arrangements, for actions taken in connection with this Plan and the winding-up of the business and affairs of the Company. The Company's obligation to indemnify (or advance expenses to) such persons may also be satisfied out of the assets of any escrow account or trust(s) established by the Board of Directors under this Plan. The Board of Directors (or any escrow agent(s) or trustee(s) as may be appointed by the Board of Directors under this Plan), in its discretion, is authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company's obligations under this Plan.

     15. The Board of Directors is authorized to take such action as it deems appropriate with respect to the Company's employee incentive compensation and employee benefit plans.

     16. The Board of Directors may modify or amend this Plan if it determines that such action would be in the best interests of the Company and its stockholders. In the event that the modification or amendment will, in the sole judgment of the Board of Directors, materially and adversely affect the interests of the stockholders, such modification or amendment will be submitted to the stockholders for approval. If the Board of Directors determines, in its sole judgment, that abandonment of this Plan would be in the best interests of the Company and its stockholders, the Board of Directors may abandon the Plan and all action contemplated thereunder, without further action by the stockholders to the extent permitted by Delaware law.

                                                                       EXHIBIT C

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION OF
                           JUPITER MEDIA METRIX, INC.

                        (PURSUANT TO SECTION 242 OF THE
               GENERAL CORPORATION LAW OF THE STATE OF DELAWARE)

     Jupiter Media Metrix, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"),

     DOES HEREBY CERTIFY:

     FIRST: That this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation was adopted by the Board of Directors of the Corporation, and approved by the affirmative vote of a majority of the common stock held by the stockholders of the Corporation, in accordance with the provisions of Section 242 of the DGCL.

     SECOND: That Article One of the Amended and Restated Certificate of Incorporation, stating the name of the Corporation, is hereby deleted and the following text replaced in lieu thereof:

     "FIRST: The name of the corporation is JMXI, INC. (the "Corporation").

     THIRD: That the first sentence of Article Eight of the Amended and Restated Certificate of Incorporation of the Corporation, stating the total number of directors of the Corporation, is hereby deleted and the following text replaced in lieu thereof:

     "EIGHTH: (a) CLASSIFICATION OF BOARD OF DIRECTORS. The Board of Directors shall consist of at least one (1) director; provided that the number of directors may be altered from time to time by resolution adopted by the affirmative vote of a majority of the Continuing Directors."

     FOURTH: That the foregoing amendment has been duly adopted in accordance with Section 242 of the DGCL.

     IN WITNESS WHEREOF, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Jupiter Media Metrix, Inc. has been signed by a duly authorized officer of the Corporation on this
day of                2002.

                                          --------------------------------------
                                          Name: Robert Becker
                                          Title: Chief Executive Officer

                           JUPITER MEDIA METRIX, INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                         SOLICITED BY BOARD OF DIRECTORS
                             ________________ , 2002

The undersigned hereby appoints Robert Becker and Jonathan Anderson, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in Jupiter Media Metrix, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019 on ___________, 2002 at 9:00 a.m. Eastern Standard Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged and (2) in their discretion upon such other matters as may properly come before the meeting.

--------------------------------------------------------------------------------
      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

    PLEASE MARK YOUR
[X] VOTES AS IN THIS
    EXAMPLE

  A vote FOR the proposals 1, 2 and 3 is recommended by the Board of Directors:


                                                        FOR    AGAINST   ABSTAIN
1.  To approve the asset sale by the Company to         [ ]      [ ]       [ ]
    INT Media Group, Inc. of substantially all of
    the assets of its Jupiter research and events
    businesses, as well as the assignment of
    certain related liabilities pursuant to an
    Asset Purchase Agreement, dated June 20, 2002,
    among the Company, its wholly owned subsidiary
    Jupiter Communications, Inc., and INT Media
    Group, Inc., in the form of Exhibit A attached
    to the proxy statement.

2.  To approve and adopt the Plan of Liquidation        [ ]      [ ]       [ ]
    and Dissolution, in the form of Exhibit B
    attached to the proxy statement.

3.  To approve and adopt an amendment to the            [ ]      [ ]       [ ]
    Company's Amended and Restated Certificate of
    Incorporation, in the form of Exhibit C
    attached to the proxy statement.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2 AND 3.

The special meeting may be adjourned either by the chairman of the meeting or by the vote of a majority of the shares casting votes. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances unless the shares represented by the proxy are to be voted against the proposal to adopt the merger agreement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.



Signature(s)____________________ Print Name(s)____________________ Dated________

Sign exactly as your name(s) appears on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary, and the corporate seal should be affixed thereto. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. PLEASE DATE THE PROXY.